As filed with the Securities and Exchange Commission on October 28, 2009

Securities Act Registration No. 333-7305

Investment Company Act Registration No. 811-7685

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]

Pre-Effective Amendment No. _____	[ ]

Post-Effective Amendment No. 54	[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]

Amendment No. 55

FRONTEGRA FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Boulevard, Suite 500
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois  60062

 (Name and Address of Agent for Service)

Copies to:

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on ______________, 2009 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Columbus Core Plus Fund

Class Y Shares

Institutional Class Shares

Frontegra Columbus Core Fund

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 30, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Columbus Core Plus Fund (the “Core Plus Fund”) and the Frontegra Columbus Core Fund (the “Core Fund”) (together, the “Funds”) are each a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Core Plus Fund is a high level of total return, consistent with the preservation of capital.  The Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.

The investment objective of the Core Fund is a high level of total return, consistent with the preservation of capital.  The Fund invests primarily in investment grade fixed income securities of varying maturities.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

The Funds at a Glance	1
Fees and Expenses of the Funds	6
Principal Investment Strategy – Core Plus Fund	7
Investment Process – Core Plus Fund	8
Principal Investment Strategy – Core Fund	9
Investment Process – Core Fund	10
Financial Highlights	11
Fund Management	12
Your Account	13
Distribution Arrangements	17
Exchange Privilege	18
Valuation of Fund Shares	18
Portfolio Holdings Disclosure Policy	18
Distributions and Federal Income Tax Treatment	19

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUNDS AT A GLANCE

THE FRONTEGRA COLUMBUS CORE PLUS FUND

Investment Objective.  The Core Plus Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in bonds of varying maturities.  When making purchase decisions, the Fund’s subadviser, Reams Asset Management Company, LLC (“Reams”), looks for securities that it believes are undervalued in the fixed income market.  In addition, Reams structures the Fund so that the overall portfolio has an average life (referred to as “duration”) of between two and seven years based on market conditions.  Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its assets in non-investment grade fixed income securities, also known as high yield securities.  This investment strategy is referred to as “Core Plus” because Reams has the ability to add high yield securities to a core portfolio of investment grade fixed income securities.

THE FRONTEGRA COLUMBUS CORE FUND

Investment Objective.  The Core Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in investment grade bonds of varying maturities.  In selecting securities for the Fund, Reams starts with a universe of investment grade bonds, which are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization.  Reams then looks for securities it believes are undervalued in the fixed income market.

Principal Risk Factors.  The main risks of investing in the Funds are:

Core Plus and Core Funds

Market Risks.  Each Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of each Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.

Individual Bond Risks.  Each Fund’s investments are subject to the risks inherent in individual bond selections.  While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices.  The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers.  Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.  Fixed income markets are experiencing greater volatility due to recent market conditions as noted below.

Maturity Risk.  The Funds will invest in bonds of varying maturities.  A bond’s maturity is one indication of the interest rate exposure of a security.  Generally, the longer a bond’s maturity, the greater the risk and the higher its yield.  Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk.  Individual issues of fixed income securities in the Funds may also be subject to the credit risk of the issuer.  Credit risk is the risk that an issuer will default on a security by failing to pay interest or principal when due.  Credit markets are currently experiencing greater volatility due to recent market conditions as noted below.

Prepayment Risk.  The Funds may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk.  The Funds’ income could decline due to falling market interest rates.  In a falling interest rate environment, the Funds may be required to invest their assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of the Funds for any particular period.

Mortgage-and Asset-Backed Securities Risk.  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations.  For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time.  As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity.  If a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.  As noted below, recent market conditions have caused the markets for mortgage- and asset-backed securities to experience significantly lower valuations and reduced liquidity.

Portfolio Turnover Risk.  Although neither Fund engages in frequent trading as a principal investment strategy, from time to time a Fund may experience a high portfolio turnover rate due to various factors, such as changes in asset levels or more trading in response to volatility in the fixed income markets.  The portfolio turnover rate indicates changes in a Fund’s securities holdings.  If a Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities.  Tax and transaction costs lower a Fund’s effective return for investors.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that Reams would like to sell.  Reams may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on a Fund’s management or performance.  As noted below, recent market conditions have caused the markets for some of the securities in which the Funds invest to experience reduced liquidity.

Management Risk.  The Funds are subject to management risk as actively-managed investment portfolios.  Reams and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.  If Reams is not able to select better-performing fixed income securities, the Funds may lose money.

Valuation Risks.  The securities held by the Funds are generally priced by an independent pricing service and may also be priced by Reams using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Board of Directors of the Company (the “Board of Directors”).  The independent pricing service provides prices for debt securities that are based on various market inputs and industry information.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by the pricing service or dealers or the fair valuations will vary depending on the information that is available.  Securities may be more difficult to value at the current time due to recent market conditions as noted below.

Core Plus Fund

High Yield Security Risk.  The Fund may invest up to 25% of its assets in high yield securities, which tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risk than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.  As noted below, markets have recently experienced dramatic volatility and economic uncertainty continues.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. government has taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Funds.

Who Should Invest.  The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The Core Plus Fund may be an appropriate investment for you if you:

•

Seek long-term preservation of capital; and

•

Want to include a bond fund in your portfolio.

The Core Fund may be an appropriate investment for you if you:

•

Seek long-term preservation of capital; and

•

Want to include an investment grade bond fund in your portfolio.

Performance of the Funds

Core Plus Fund

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the performance of the Core Plus Fund’s Institutional Class shares can vary, which is one indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.  Performance information for Class Y shares of the Core Plus Fund is not included because this class had not commenced operations as of the date of this Prospectus.

Calendar Year Total Returns

Year	Return

2008	-9.15%
2007	7.86%
2006	6.50%
2005	2.65%
2004	5.04%
2003	9.22%
2002	5.72%
2001	7.40%
2000	13.48%
1999	-0.14%

The Core Plus Fund’s return from January 1, 2009, through September 30, 2009, was 33.46%.

Best and Worst Quarterly Performance
(during the periods shown above)

Core Plus Fund

Best Quarter Return	Worst Quarter Return
4.75% (2nd quarter, 2003)	(5.13)% (3rd quarter, 2008)

The Core Plus Fund’s after-tax returns for Institutional Class shares as shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  After-tax returns for the Fund’s Class Y shares will vary from those shown below.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

Fund/Index	One Year	Five Years	Ten Years
Core Plus Fund – Institutional Class
Return Before Taxes	(9.15)%	2.39%	4.69%
Return After Taxes on Distributions	(11.90)%	0.40%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	(5.87)%	0.93%	2.62%
Barclays Capital U.S. Aggregate Bond Index(2)	5.24%	4.65%	5.63%

__________________

(1)

The Core Plus Fund commenced operations, on November 25, 1996, as the Frontegra Total Return Bond Fund.

(2)

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is a performance benchmark that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.  It includes government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in an index is not possible.

Core Fund

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the Core Fund’s performance can vary, which is one indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

The Core Fund’s return from January 1, 2009, through September 30, 2009, was 27.56%.

Best and Worst Quarterly Performance
(during the periods shown above)

Core Fund

Best Quarter Return	Worst Quarter Return
3.94% (3rd quarter, 2006)	(3.90)% (3rd quarter, 2008)

The Core Fund’s after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

Fund/Index	One Year	Five Years	Since Inception (1)
Core Fund
Return Before Taxes	(6.45)%	2.47%	3.89%
Return After Taxes on Distributions	(8.23)%	0.84%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares	(4.14)%	1.18%	2.30%
Barclays Capital U.S. Aggregate Bond Index(2)	5.24%	4.65%	5.63%

__________________

(1)

The Core Fund commenced operations, on February 23, 2001, as the Frontegra Investment Grade Bond Fund.

(2)

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is a performance benchmark that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.  It includes government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	Core Plus Fund Class Y	Core Plus Fund Institutional Class	Core Fund
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees(3)	0.40%	0.40%	0.42%
Distribution (12b-1) Fees	0.25%	NONE	NONE
Other Expenses	0.24%(4)	0.09%	0.27%
Total Annual Fund Operating Expenses(5)	0.89%	0.49%	0.69%
Fee Waiver(5)	(0.14)%	(0.14)%	(0.34)%
Net Expenses	0.75%	0.35%	0.35%

____________

(1)

The Funds will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of a Fund’s average daily net assets.

(3)

The Funds’ investment adviser, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), waived a portion of its management fee during fiscal 2009 pursuant to the expense cap agreement described below.  The management fees paid by the Core Plus Fund and Core Fund (after the contractual waiver) were 0.26% and 0.08%, respectively.

(4)

“Other Expenses” for Class Y shares are estimates for the fiscal year ended June 30, 2010 and include a shareholder servicing fee of 0.15%.

(5)

Frontegra has contractually agreed to limit the Core Plus Fund’s Institutional Class shares and the Core Fund’s total operating expenses to 0.35% of average daily net assets and the Core Plus Fund’s Class Y shares to 0.75% of average daily net assets, through October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
Core Plus Fund - Institutional Class	$36	$143	$260	$602
Core Plus Fund - Class Y	$77	$270	$479	$1,083
Core Fund	$36	$187	$351	$826

PRINCIPAL INVESTMENT STRATEGY – CORE PLUS FUND

The Core Plus Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.  Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in bonds.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  Types of bonds include:  short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.  The Fund may also invest in credit default swaps and credit default swap index products.

Fixed Income Securities.  Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

Commercial paper generally is considered the shortest form of fixed income security.  Notes whose original maturities are two years or less are considered short-term obligations.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Non-Investment Grade Debt Securities (High Yield Securities).  Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade.  Investment grade fixed income securities include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by Standard & Poor’s (“S&P).  High yield securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Although it is not precluded from doing so, the Fund generally does not invest in high yield securities rated below BB by S&P.

Mortgage- and Other Asset-Backed Securities.  The Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not mortgage loans.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Credit Default Swaps.  The Fund may enter into credit default swap agreements either as a buyer or seller.  A credit default swap agreement is an instrument that enables the Fund to buy or sell protection against a defined credit event, which is typically a default.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is generally the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  As noted above, if the Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Due to recent market conditions, credit default swaps have been under scrutiny.  Certain federal and state regulators have proposed new regulations to the credit default swap market.  The regulation and performance of the credit default swap market is uncertain.

Credit Default Swap Index Products.  The Fund may also invest in credit default swap index products and in options on credit default swap index products.  These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans.  Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above.

Ratings Agencies.  Ratings agencies, such as S&P, are organizations that assign ratings to securities based on that agency’s opinion of the quality of debt securities.   It should be emphasized, however, that ratings are general, are not absolute standards of quality and do not reflect an evaluation of market risk.  Debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

Temporary Strategies.  The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS – CORE PLUS FUND

As the Core Plus Fund’s subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market.  Reams employs a two-step process in managing the Fund.  The first step is to establish the portfolio’s duration, or interest rate sensitivity.  Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams’ estimate of inflation) to historical real interest rates.  If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration.  If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund.  The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments.  The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The team compares these investment opportunities and assembles the Fund’s portfolio from the best available values.  Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase.  Reams’ strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between two and seven years based on market conditions.  Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

PRINCIPAL INVESTMENT STRATEGY – CORE FUND

The Core Fund will seek to achieve its investment objective by investing in a diversified portfolio of investment grade fixed income securities of varying maturities.  Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in investment grade bonds.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  Types of bonds include:  short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; and repurchase agreements.  Investment grade bonds include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by S&P.  The Fund may also invest in credit default swaps and credit default swap index products.

Fixed Income Securities.  The Fund may invest in a wide variety of investment grade fixed income securities.  Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

Commercial paper generally is considered the shortest form of fixed income security.  Notes whose original maturities are two years or less are considered short-term obligations.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Mortgage- and Other Asset-Backed Securities.  The Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not mortgage loans.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Credit Default Swaps.  The Fund may enter into credit default swap agreements either as a buyer or seller.  A credit default swap agreement is an instrument that enables the Fund to buy or sell protection against a defined credit event, which is typically a default.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is usually the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  As noted above, if the Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Due to recent market conditions, credit default swaps have been under scrutiny.  Certain federal and state regulators have proposed new regulations to the credit default swap market.  The regulation and performance of the credit default swap market is uncertain.

Credit Default Swap Index Products.  The Fund may also invest in credit default swap index products and in options on credit default swap index products.  These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans.  Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above.

Ratings Agencies.  Ratings agencies, such as S&P, are organizations that assign ratings to securities based on that agency’s opinion of the quality of debt securities.   It should be emphasized, however, that ratings are general, are not absolute standards of quality and do not reflect an evaluation of market risk.  Debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

Temporary Strategies.  The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS – CORE FUND

As the Core Fund’s subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market.  Reams employs a two-step process in managing the Fund.  The first step is to establish the portfolio’s duration, or interest rate sensitivity.  Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams’ estimate of inflation) to historical real interest rates.  If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration.  If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund.  The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments.  The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The team compares these investment opportunities and assembles the Fund’s portfolio from the best available values.  Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase.  Reams’ strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between four and six years based on market conditions.  Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund’s financial performance for the past five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund for the stated periods (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.  Financial information shown for the Core Plus Fund reflects the performance of the Institutional Class.  Financial information for Class Y shares of the Core Plus Fund is not included because this class had not commenced operations as of the date of this Prospectus.

FRONTEGRA COLUMBUS CORE PLUS FUND
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Year	$30.73	$30.40	$29.72	$31.50	$30.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	2.50	1.48	1.54	1.41	1.13
Net realized and unrealized gain (loss) on investments	0.16	0.61	0.68	(1.30)	0.98
Total Income from Investment Operations	2.66	2.09	2.22	0.11	2.11
LESS DISTRIBUTIONS:
From net investment income	(2.33)	(1.49)	(1.54)	(1.45)	(1.12)
From net realized gain on investments	(0.66)	(0.27)	—	(0.44)	—
Total Distributions	(2.99)	(1.76)	(1.54)	(1.89)	(1.12)
Net Asset Value, End of Year	$30.40	$30.73	$30.40	$29.72	$31.50

Total Return	10.52%	6.92%	7.52%	0.36%	7.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$396,711	$433,915	$276,830	$313,880	$316,474
Ratio of expenses to average net assets
Before waivers and reimbursements	0.49%	0.49%	0.50%	0.50%	0.50%
Net of waivers and reimbursements	0.35%	0.30%	0.20%	0.20%	0.41%
Ratio of net investment income to average net assets
Before waivers and reimbursements	8.68%	4.68%	4.65%	4.29%	3.21%
Net of waivers and reimbursements	8.82%	4.87%	4.95%	4.59%	3.30%
Portfolio turnover rate	424%	1,093%	978%	1,247%	1,222%

FRONTEGRA COLUMBUS CORE FUND
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Year	$10.30	$9.99	$9.86	$10.36	$10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72	0.48	0.48	0.42	0.37
Net realized and unrealized gain (loss) on investments	0.08	0.30	0.13	(0.43)	0.27
Total Income (Loss) from Investment Operations	0.80	0.78	0.61	(0.01)	0.64
LESS DISTRIBUTIONS:
From net investment income	(0.72)	(0.47)	(0.48)	(0.43)	(0.37)
From net realized gain on investments	—	—	—	(0.06)	(0.13)
Total Distributions	(0.72)	(0.47)	(0.48)	(0.49)	(0.50)
Net Asset Value, End of Year	$10.38	$10.30	$9.99	$9.86	$10.36

Total Return	8.64%	7.89%	6.26%	(0.11)%	6.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$50,576	$99,866	$90,771	$96,887	$95,719
Ratio of expenses to average net assets
Before waivers and reimbursements	0.69%	0.66%	0.66%	0.65%	0.62%
Net of waivers and reimbursements	0.35%	0.30%	0.20%	0.20%	0.40%
Ratio of net investment income to average net assets
Before waivers and reimbursements	6.38%	4.29%	4.31%	3.75%	2.85%
Net of waivers and reimbursements	6.72%	4.65%	4.77%	4.20%	3.07%
Portfolio turnover rate	414%	965%	980%	1,121%	1,080%

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with Reams under which Reams serves as the Core Plus and Core Funds’ portfolio manager and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of each Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, the President of the Company and Frontegra, owns 100% of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement and subadvisory agreement will be included in the Funds’ semi-annual report for the period ended December 31, 2009.

Advisory Fees.  Under the investment advisory agreement, the Core Plus Fund compensates Frontegra at the annual rate of 0.40% of the Fund’s average daily net assets and the Core Fund compensates Frontegra at the annual rate of 0.42% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the Core Plus Fund’s Institutional Class shares and the Core Fund’s total operating expenses do not exceed 0.35% of average daily net assets and the Core Plus Fund’s Class Y shares total operating expenses do not exceed 0.75% of average daily net assets.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for each Fund and increasing each Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams.   Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727.  Under the subadvisory agreement, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.21% of the Core Plus Fund’s average daily net assets and, with respect to the Core Fund, 75% of the net fee received by Frontegra after giving effect to any contractual or voluntary fee waiver borne by Frontegra.  Reams provides continuous advice and recommendations concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Funds, Reams serves as investment adviser to pension and profit-sharing plans and other institutional investors.  As of September 30, 2009, Reams had approximately $9.4 billion under management.

Reams Portfolio Management Team.  Reams’ fixed income portfolio management team is responsible for the day-to-day management of each Fund’s portfolio.  The members of the team are listed below.  No member of the team is solely responsible for making recommendations for portfolio purchases and sales. Instead, all team members work together to develop investment strategies with respect to the Funds’ portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by the entire portfolio management team.  A staff of research analysts, traders and other investment professionals supports the fixed income portfolio management team.

Mark M. Egan oversees the entire fixed income portfolio management team and retains oversight over all investment decisions.  Mr. Egan has been a Portfolio Manager of Reams since April 1994 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Thomas M. Fink has been a Portfolio Manager at Reams since December 2000.  Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Todd Thompson has been a Portfolio Manager at Reams since July 2001.  Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999.

Steven T. Vincent has been a Portfolio Manager at Reams since October 2005.  Mr. Vincent was a Senior Fixed Income Analyst at Reams from September 1994 to October 2005.

The SAI provides additional information about the Funds’ portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Funds’ assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Funds (the “Transfer Agent”) and as the Funds’ administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Funds’ shares.  The Distributor is managed and owned by Mr. Forsyth, who also manages and owns the Funds’ investment adviser, Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Class Y shares of the Funds, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y	$1,000	$50
Institutional Class/Common Shares	$100,000	$1,000

Investments may be made by mail or wire.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Funds’ discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Funds by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Funds.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Funds have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Core Plus Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

Initial Investment By Wire.  In addition, you may purchase shares of the Funds by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit:

Frontegra Funds, Inc.

(Name of Fund)

(Class of Shares)

(investor account number)

(name or account registration)

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by a Fund.  Also, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of each Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Reams and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with a Fund’s valuation policies.  In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of a Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of a Fund.

Redemptions In Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class or common shares and below $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Funds or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.  Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Funds has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, Frontegra, Reams and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

Frontegra and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Funds may rely on the market timing policies of  Financial Intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION ARRANGEMENTS

Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees (Class Y Shares Only).  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Core Plus Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Core Plus Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Core Plus Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee (Class Y Shares Only).  Class Y shares of the Core Plus Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.   From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any distribution or service fees payable under the 12b-1 Plan or shareholder servicing arrangement as noted above.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another at any time by written request.  You may also exchange between classes of a Fund or other Frontegra Funds if you meet the minimum investment requirements for the class into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

Shares of each class of a Fund are sold at their NAV.  The NAV for each class of a Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.  Debt securities are generally valued by Interactive Data Corporation, an independent pricing service, using valuation methods that are designed to approximate market or fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  When Interactive Data Corporation does not provide a price for a particular security, Reams may use one or more dealer quotes or prices obtained from alterative pricing services to value the security.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Reams in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  Each Fund intends to distribute its investment company taxable income attributable to dividends to shareholders quarterly, and substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If a Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of investment company taxable income.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUBADVISER	Ernst & Young LLP
233 S. Wacker Drive
Reams Asset Management Company, LLC	Chicago, Illinois 60606-6301
227 Washington Street
Columbus, Indiana 47202-0727	LEGAL COUNSEL

CUSTODIAN	Godfrey & Kahn, S.C.
780 N. Water Street
U.S. Bank, N.A.	Milwaukee, Wisconsin 53202
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

Additional information regarding the Company and the Funds is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Class Y Shares
Institutional Class Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 30, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra IronBridge Small Cap Fund (the “IronBridge Small Cap Fund”) and the Frontegra IronBridge SMID Fund (the “IronBridge SMID Fund”) are each a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the IronBridge Small Cap Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The investment objective of the IronBridge SMID Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small-to-medium market capitalizations.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

The Funds at a Glance	1
Fees and Expenses of the Funds	6
Principal Investment Strategy	7
Investment Process – IronBridge Small Cap Fund	7
Investment Process – IronBridge SMID Fund	8
Financial Highlights	8
Fund Management	10
Your Account	11
Distribution Arrangements	15
Exchange Privilege	16
Valuation of Fund Shares	16
Portfolio Holdings Disclosure Policy	16
Distributions and Federal Income Tax Treatment	16

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUNDS AT A GLANCE

THE FRONTEGRA IRONBRIDGE SMALL CAP FUND

Investment Objective.  The IronBridge Small Cap Fund seeks capital appreciation.

Principal Investment Strategy.  The IronBridge Small Cap Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, the Fund’s subadviser, IronBridge Capital Management, L.P. (“IronBridge”), defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company in the Russell 2000® Index.

THE FRONTEGRA IRONBRIDGE SMID FUND

Investment Objective.  The IronBridge SMID Fund seeks capital appreciation.

Principal Investment Strategy.   The IronBridge SMID Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, a small-to-medium capitalization company has a market capitalization of between $100 million and $10 billion at the time of purchase.  In constructing a portfolio for each Fund, IronBridge selects stocks using the “Cash Flow Return on Investment” methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.  As a result of this methodology, the Fund invests primarily in both growth and value-style stocks.

Principal Risk Factors.  The main risks of investing in the Funds are:

Market Risks.  Each Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of each Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.

Stock Selection Risks.  The stocks selected for the Funds may decline in value or not increase in value when the stock market in general is rising.

Liquidity Risks. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that IronBridge would like to sell.  IronBridge may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on each Fund’s management or performance.  As noted below, recent market conditions have caused the markets for some of the securities in which the Funds invest to experience reduced liquidity.

Equity Securities Risks.  Each Fund invests primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risks.  Each Fund is actively managed by IronBridge using the “Cash Flow Return on Investment” valuation methodology.  There is no guarantee that this methodology or other investment techniques used by IronBridge will produce the desired results.

Growth and Value Investing Risks.  Each Fund invests primarily in both growth and value-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks

1

may never increase in price or pay dividends as anticipated by IronBridge, or may decline even further if the market fails to recognize the company’s value, if the factors that IronBridge believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Small and Medium Cap Risks.  The IronBridge Small Cap Fund invests primarily in small-capitalization stocks and the IronBridge SMID Fund invests primarily in small to medium-capitalization stocks.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. government has taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Funds.

Who Should Invest.  The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The IronBridge Small Cap Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small-cap core fund in your portfolio.

The IronBridge SMID Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small-to mid-cap core fund in your portfolio.

2

Performance of the Funds

IronBridge Small Cap Fund

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the IronBridge Small Cap Fund’s performance can vary, which is one indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

The IronBridge Small Cap Fund’s return from January 1, 2009, through September 30, 2009, was 20.00%.

IronBridge Small Cap Fund
Best and Worst Quarterly Performance
(during the periods shown above)

Best Quarter Return	Worst Quarter Return
24.78% (2nd quarter, 2003)	(25.45)% (4th quarter, 2008)

The IronBridge Small Cap Fund’s after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-

3

tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

Fund/Index	One Year	Five Year	Since Inception(1)
IronBridge Small Cap Fund
Return Before Taxes	(31.75)%	1.42%	8.10%
Return After Taxes on Distributions	(32.42)%	0.06%	6.84%
Return After Taxes on Distributions and Sale of Fund Shares	(19.83)%	1.06%	6.88%
Russell 2000® Index (2)	(33.79)%	(0.93)%	5.27%

__________________

(1)

The IronBridge Small Cap Fund commenced operations on August 30, 2002.

(2)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000® Index is a subset of the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies.  The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

IronBridge SMID Fund

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the performance of the IronBridge SMID Fund’s Institutional Class shares can vary, which is one indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.  Performance information for Class Y shares of the IronBridge SMID Fund is not included because this class had not commenced operations as of the date of this Prospectus.

Calendar Year Total Returns

The IronBridge SMID Fund’s return from January 1, 2009, through September 30, 2009, was 22.34%.

4

IronBridge SMID Fund
Best and Worst Quarterly Performance
(during the periods shown above)

Best Quarter Return	Worst Quarter Return
9.33% (1st quarter, 2006)	(24.46)% (4th quarter, 2008)

The IronBridge SMID Fund’s after-tax returns for Institutional Class shares as shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  After-tax returns for the Fund’s Class Y shares will vary from those shown below.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

Fund/Index	One Year	Since Inception(1)
IronBridge SMID Fund – Institutional Class
Return Before Taxes	(33.66)%	(3.40)%
Return After Taxes on Distributions	(33.80)%	(3.99)%
Return After Taxes on Distributions and Sale of Fund Shares	(21.76)%	(2.88)%
Russell 2500™ Index (2)	(36.79)%	(5.29)%

__________________

(1)

The IronBridge SMID Fund commenced operations on December 31, 2004.

(2)

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe.  The Russell 2500™ Index is a subset of the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies.  The Russell 2500™ Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

5

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	IronBridge Small Cap Fund	IronBridge SMID Fund Class Y	IronBridge SMID Fund Institutional Class
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees(3)	1.00%	0.85%	0.85%
Distribution (12b-1) Fees	NONE	0.25%	NONE
Other Expenses	0.09%(4)	0.26%(5)	0.11%
Total Annual Fund Operating Expenses(6)	1.09%(7)	1.36%	0.96%
Fee Waiver	N.A.	(0.01)%	(0.01)%
Net Expenses	1.09%	1.35%	0.95%

____________

(1)

The Funds will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of a Fund’s average daily net assets.

(3)

The Funds’ investment adviser, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), waived a portion of its management fee for the IronBridge SMID Fund during fiscal 2009 pursuant to the expense cap agreement described below.  The management fees paid by the IronBridge SMID Fund (after the contractual waiver) were 0.84%.

(4)

Also included in “Other Expenses” of the IronBridge Small Cap Fund are fees and expenses incurred by the Fund in connection with its investments in other investment companies, which are referred to as “acquired fund fees and expenses” (“AFFE”).

(5)

“Other Expenses” for the IronBridge SMID Fund’s Class Y shares are estimates for the fiscal year ended June 30, 2010 and include a shareholder servicing fee of 0.15%.

(6)

Frontegra has contractually agreed to limit the IronBridge Small Cap Fund’s and IronBridge SMID Fund’s Institutional Class shares total operating expenses (excluding AFFE) to 1.10% and 0.95%, respectively, of average daily net assets and the IronBridge SMID Fund’s Class Y shares to 1.35% of average daily net assets, through October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

(7)

As of June 30, 2009, the IronBridge Small Cap Fund had total annual fund operating expenses below the expense cap described above.

6

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
IronBridge Small Cap Fund	$112	$348	$603	$1,334
IronBridge SMID Fund – Class Y	$137	$430	$744	$1,634
IronBridge SMID Fund – Institutional Class	$97	$305	$530	$1,177

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the IronBridge Small Cap Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small-capitalization companies, defined as companies with a market capitalization of less than or equal to the largest market capitalization of any company in the Russell 2000® Index at the time of investment.  Under normal market conditions, the IronBridge SMID Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small-to-medium capitalization companies, defined as companies with a market capitalization of between $100 million and $10 billion at the time of the Fund’s investment.  Shareholders will be provided with at least 60 days’ notice of any change in a Fund’s policy with respect to investing at least 80% of its assets in small- or small-to-medium capitalization companies, respectively.  Equity securities in which a Fund may invest include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

Each Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS – IRONBRIDGE SMALL CAP FUND

As a small-cap core fund, the Fund invests in both value and growth stocks as a result of the IronBridge methodology.  In selecting stocks for the Fund, IronBridge utilizes an economic return methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively priced companies.  The first phase in the decision-making process involves screening a broad equity universe of 3,500 small-cap stocks to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, IronBridge evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential buy list of 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge arrives at a target price for each stock and makes risk reward comparisons between all of the potential holdings.  The portfolio is generally constructed from the 120 to 150 issues with close attention paid to the Russell 2000® Index sector weightings.  Stocks are sold or positions are reduced when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Fund’s net assets.

7

INVESTMENT PROCESS – IRONBRIDGE SMID FUND

As a small to mid-cap core fund, the Fund invests in both value and growth stocks as a result of the IronBridge methodology.  In selecting stocks for the Fund, IronBridge utilizes an economic return methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively priced companies.  The first phase in the decision-making process involves screening a broad equity universe of approximately 3,000 small and medium market capitalization stocks to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, IronBridge evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential buy list of 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge arrives at a target price for each stock and makes risk reward comparisons between all of the potential holdings.  IronBridge constructs the Fund’s portfolio from the approximately 90 to 110 holdings that result from this process, with close attention paid to the Russell 2500™ Index sector weightings.  Stocks are sold or positions are reduced when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Fund’s net assets.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund’s financial performance for the past five fiscal years or since inception.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund for the stated periods (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.  Financial information shown for the IronBridge SMID Fund reflects the performance of the Institutional Class.  Financial information for Class Y shares of the IronBridge SMID Fund is not included because this class had not commenced operations as of the date of this Prospectus.

8

FRONTEGRA IRONBRIDGE SMALL CAP FUND
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Year	$17.03	$20.35	$18.25	$16.14	$15.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.02	—	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	(4.53)	(1.16)	3.82	2.25	1.38
Total Income (Loss) from Investment Operations	(4.48)	(1.14)	3.82	2.28	1.35
LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.01)	(0.02)	—	—
From net realized gain on investments	(0.74)	(2.17)	(1.70)	(0.17)	(1.04)
Total Distributions	(0.75)	(2.18)	(1.72)	(0.17)	(1.04)
Net Asset Value, End of Year	$11.80	$17.03	$20.35	$18.25	$16.14

Total Return	(26.00)%	(6.07)%	22.11%	14.20%	8.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$296,445	$400,032	$432,403	$404,219	$319,081
Ratio of expenses to average net assets
Before waivers and reimbursements	1.09%	1.07%	1.07%	1.08%	1.11%
Net of waivers and reimbursements	1.09%	1.08%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.40%	0.10%	(0.01)%	0.17%	(0.28)%
Net of waivers and reimbursements	0.40%	0.09%	(0.08)%	0.15%	(0.27)%
Portfolio turnover rate	39%	53%	34%	60%	56%

FRONTEGRA IRONBRIDGE SMID FUND
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Period Ended June 30, 2005(1)
Net Asset Value, Beginning of Year	$11.23	$13.36	$11.07	$10.00	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.02	0.01	0.06(2)	0.04(2)
Net realized and unrealized gain (loss) on investments	(2.93)	(0.98)	2.43	1.04	(0.04)
Total Income (Loss) from Investment Operations	(2.90)	(0.96)	2.44	1.10	0.00
LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.02)	—(3)	(0.03)	—
From net realized gain on investments	(0.08)	(1.15)	(0.15)	—	—
Total Distributions	(0.09)	(1.17)	(0.15)	(0.03)	—
Net Asset Value, End of Year	$8.24	$11.23	$13.36	$11.07	$10.00

Total Return	(25.78)%	(7.48)%	22.25%	11.02%	0.00%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$307,973	$233,380	$193,424	$133,058	$41,638
Ratio of expenses to average net assets
Before waivers and reimbursements	0.96%	0.96%	0.98%	1.08%	1.49%(5)
Net of waivers and reimbursements	0.95%	0.95%	0.95%	0.95%	0.95%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.54%	0.19%	0.08%	0.15%	0.35%(5)
Net of waivers and reimbursements	0.55%	0.20%	0.10%	0.28%	0.89%(5)
Portfolio turnover rate	46%	71%	71%	91%	44%(4)

____________

(1)

Commenced operations on December 31, 2004.

(2)

Per share net investment income has been calculated using the daily average share method.

(3)

Less than one cent per share.

(4)

Not annualized.

(5)

Annualized

9

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with IronBridge under which IronBridge serves as the Small Cap and SMID Funds’ portfolio manager and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of each Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, the President of the Company and Frontegra, owns 100% of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement and subadvisory agreement will be included in the Funds’ semi-annual report for the period ended December 31, 2009.

Advisory Fees.  Under the investment advisory agreement, the IronBridge Small Cap Fund compensates Frontegra at the annual rate of 1.00% of the Fund’s average daily net assets and the IronBridge SMID Fund compensates Frontegra at the annual rate of 0.85% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the IronBridge Small Cap Fund’s total operating expenses do not exceed 1.10% of the Fund’s average daily assets and the IronBridge SMID Fund’s total operating expenses do not exceed 1.35% of the Fund’s average daily net assets for Class Y shares and 0.95% of the Fund’s average daily assets for Institutional Class shares.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for each Fund and increasing each Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

IronBridge.  IronBridge is located at 1 Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.  IronBridge provides continuous advice and recommendations concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Funds, IronBridge serves as investment adviser to pension plans, endowments, foundations and high net worth clients.  IronBridge also serves as the investment adviser to the Frontegra IronBridge Global Focus Fund, a series of the Company that is not included in this prospectus.  As of September 30, 2009, IronBridge had approximately $7.4 billion under management.

Under the subadvisory agreement, IronBridge is compensated by Frontegra for its investment advisory services at the following rates:

Fund	Net Assets	Subadvisory Fee
Small Cap Fund	$200,000,000 or less	0.40% of average daily net assets
	over $200,000,000	60% of the net fee received by Frontegra*
SMID Fund	$100,000,000 or less	0.35% of average daily net assets
	over $100,000,000	60% of the net fee received by Frontegra*

_______________________

*  After giving effect to any fee waiver or reimbursement by Frontegra pursuant to an expense cap agreement.

Portfolio Managers.  Each Fund’s portfolio is co-managed by Christopher Faber and Jeffrey B. Madden.  Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999.  Mr. Faber was a founding partner of Holt Value Associates, L.P. from May 1986 to April 1999.  Mr. Madden has been a Vice President and a portfolio manager of IronBridge since 2000.  Mr. Madden was a consultant with Accenture from 1998 to 2000.  Mr. Faber

10

and Mr. Madden review and approve the analysts’ recommendations and make the final buy and sell decisions for the Funds.

The SAI provides additional information about the Funds’ portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Funds’ assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Funds (the “Transfer Agent”) and as the Funds’ administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Funds’ shares.  The Distributor is managed and owned by Mr. Forsyth, who also manages and owns the Funds’ investment adviser, Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Class Y shares of the Funds, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y	$1,000	$50
Institutional Class/Common Shares	$100,000	$1,000

Investments may be made by mail or wire.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Funds’ discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Funds by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

11

Alternatively, you may place an order to purchase shares of the Funds through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Funds.

The IronBridge Small Cap Fund is currently closed to new investors.  When closed, the IronBridge Small Cap Fund will generally not allow new investors to purchase shares of the Fund.  However, existing shareholders may continue to purchase Fund shares, including through the automatic reinvestment of dividends.  In addition, new accounts may be established by existing clients and employees of IronBridge, subject to the approval of Frontegra.  At the discretion of the Board of Directors, the IronBridge Small Cap Fund may open to new investors at a later date.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Funds have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The IronBridge SMID Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

12

Initial Investment By Wire.  In addition, you may purchase shares of the Funds by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit:

Frontegra Funds, Inc.

(Name of Fund)

(Class of Shares)

(investor account number)

(name or account registration)

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by a Fund.  Also, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

13

Purchases In Kind.  Shares of each Fund may be purchased “in kind,” subject to the approval of Frontegra and/or IronBridge and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with a Fund’s valuation policies.  In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of a Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of a Fund.

Redemptions In Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class or common shares and below $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Funds or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.  Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Funds has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, Frontegra, IronBridge and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

14

Frontegra and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Funds may rely on the market timing policies of  Financial Intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION ARRANGEMENTS

Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees (Class Y Shares Only).  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the IronBridge SMID Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the IronBridge SMID Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the IronBridge SMID Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee (Class Y Shares Only).  Class Y shares of the IronBridge SMID Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any distribution or service fees payable under the 12b-1 Plan or shareholder servicing arrangement as noted above.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

15

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another at any time by written request.  You may also exchange between classes of a Fund or other Frontegra Funds if you meet the minimum investment requirements for the class into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not  tax-free.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

Shares of each class of a Fund are sold at their NAV.  The NAV for each class of a Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or IronBridge in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

16

Taxes on Distributions.  Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If a Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

17

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUBADVISER	Ernst & Young LLP
233 S. Wacker Drive
IronBridge Capital Management, L.P.	Chicago, Illinois 60606-6301
1 Parkview Plaza, Suite 600
Oakbrook Terrace, Illinois 60181	LEGAL COUNSEL

CUSTODIAN	Godfrey & Kahn, S.C.
780 N. Water Street
U.S. Bank, N.A.	Milwaukee, Wisconsin 53202
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

18

Additional information regarding the Company and the Funds is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

19

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Mastholm International Equity Fund

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 30, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Mastholm International Equity Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies located outside of the United States.

The Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

The Fund at a Glance	1
Fees and Expenses of the Fund	4
Principal Investment Strategy	5
Investment Process	5
Financial Highlights	6
Fund Management	7
Your Account	8
Exchange Privilege	12
Valuation of Fund Shares	13
Portfolio Holdings Disclosure Policy	13
Distributions and Federal Income Tax Treatment	13

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of equity securities of companies located outside of the United States.  The Fund invests primarily in large- and mid-cap companies with market capitalizations of $3 billion or more at the time of investment.  The Fund invests primarily in developed countries but may invest up to 20% of its total assets in securities of companies that trade in emerging or developing markets.  In constructing a portfolio for the Fund, the Fund’s subadviser, Mastholm Asset Management, LLC (“Mastholm”), emphasizes companies, industries and countries that it believes have superior long-term growth potential.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Equity Securities Risks.  The Fund will normally invest at least 80% of its assets in common stocks and other equity securities.  Common stocks and other equity securities generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Foreign Securities Risks.  The Fund invests predominately in securities of companies in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets compared to U.S. markets.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that Mastholm would like to sell.  Mastholm may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.  As noted below, recent market conditions have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

Mid-Cap Companies Risks.  The mid-cap companies in which the Fund may invest often have narrower markets and more limited managerial and financial resources than larger, more established companies, and, therefore, may be more vulnerable to adverse business or economic events than larger companies.  As a result, the performance of mid-cap companies may be more volatile, which could increase the volatility of the Fund’s portfolio.  Moreover, the securities of mid-cap companies tend to be less liquid than securities of larger companies.

Currency Risks.  Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Fund may incur costs in connection with conversions between various currencies.

Emerging Markets Risks.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

1

Region or Sector Risks.  The Fund may invest a higher percentage of its total assets in a particular region or sector of international markets.  In such a case, changes affecting that region or sector may have a significant impact on the Fund’s overall portfolio.

Management Risk.  The Fund is subject to management risk as an actively-managed investment portfolio.  Mastholm and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If Mastholm is not able to select better-performing securities, the Fund may lose money.

High Portfolio Turnover Risk.  The Fund may trade actively and experience a high portfolio turnover rate (over 100%).  High portfolio turnover is likely to lead to increased Fund expenses, such as brokerage commissions and other transaction costs.  Additionally, a high portfolio turnover rate may result in higher short-term capital gains taxable to shareholders and in lower investment returns.  It is expected that the Fund will experience a high portfolio turnover during an initial period of transition when securities currently held in the portfolio are repositioned in connection with the change to Mastholm as subadviser, which is further described under “Fund Management—Recent Events.”

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. and foreign governments have taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include an international equity fund in your portfolio.

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the Fund’s performance can vary, which is one indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.  Mastholm assumed its role as subadviser of the Fund effective October 12, 2009.  The performance results shown in the bar chart and table are from periods in which the Fund was managed by another subadviser.

2

Calendar Year Total Returns

The Fund’s return from January 1, 2009, through September 30, 2009, was 18.15%.

Best and Worst Quarterly Performance
(during the periods shown above)

Best Quarter Return	Worst Quarter Return
8.22% (3rd quarter, 2005)	(20.92)% (3rd quarter, 2008)

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

3

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

	One Year	Since Inception (1/08/04)

Return Before Taxes	(43.04)%	(0.62)%
Return After Taxes on Distributions	(43.58)%	(1.20)%
Return After Taxes on Distributions and Sale of Fund Shares	(26.76)%	(0.22)%
MSCI EAFE Index (1)	(43.06)%	1.55%

__________________

 (1)

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the United States and Canada, and consists of the developed market indices of 21 countries within Europe, Australasia and the Far East.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)(1)	NONE
Redemption/Exchange Fee (as a percentage of amount redeemed) (2)	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)
Management Fees(4)	0.95%
Distribution (12b-1) Fees	NONE
Other Expenses(5)	0.21%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver(6)	(0.41)%
Net Expenses	0.75%

____________

(1)

The Fund will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

A redemption/exchange fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions or exchanges of shares made within 30 days from the date of purchase.

(3)

Stated as a percentage of the Fund’s average daily net assets.

(4)

The Fund’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), waived a portion of its management fee during fiscal 2009 pursuant to the expense cap agreement described below.  The management fees paid by the Fund (after the contractual waiver) were 0.54%

(5)

Also included in “Other Expenses” of the Fund are fees and expenses incurred by the Fund in connection with its investments in other investment companies, which are referred to as “acquired fund fees and expenses.”

(6)

Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.75% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

4

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$77	$329	$600	$1,375

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of companies located outside of the United States.  Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in these securities.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  The Fund invests primarily in large- and mid-cap companies with market capitalizations of $3 billion or more at the time of investment.  The Fund invests primarily in developed countries but may invest up to 20% of its total assets in securities of companies that trade in emerging or developing markets.

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts, European Depositary Receipts or other similar securities representing common stock of non-U.S. issuers.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

In constructing a portfolio for the Fund, Mastholm implements a bottom-up all capitalization growth investment approach, primarily in developed markets.  Mastholm screens the Bloomberg database of non-U.S. companies on a daily basis to identify stocks with accelerating earnings or positive news impacting current or future earnings.  Companies that pass their initial screens are reviewed to identify purchase candidates ideally with several of the following characteristics:

•

Clarity of accounting and confirmation of real earnings growth

•

Operating results significantly higher than analysts’ expectations

•

Wide divergence of analysts’ expectations

•

Stock price below historical average range

•

Trading liquidity that meets guidelines

Candidates with these characteristics become the highest priorities for fundamental research by the six person investment team.  Fundamental research is allocated among the portfolio managers or analysts based on country or industry expertise.  The investment team meets daily to review existing holdings and new investment candidates.

The fundamental analysis process is designed to uncover catalysts that drive earnings that might not be fully recognized by the market.  Industry analysts are contacted to discuss the assumptions that led to their original earnings forecast, companies are then contacted to discuss how their explanation differs from that of industry

5

analysts and to identify trends not recognized or fully discounted by the market.  Competitors, suppliers and vendors are questioned to cross-reference the information garnered from analysts and companies.  The portfolio managers spend a significant amount of time visiting with companies abroad that are in the portfolio or under consideration.

Investments are primarily concentrated in developed markets, with a limit of 20% of the Fund’s total assets in non-index emerging markets countries.  Mastholm tends to remain fully invested in stocks at all times, and does not hedge currencies except under rare circumstances.

Mastholm does not manage the Fund to a benchmark, but the investment team pays close attention to the country, sector and industry deviations of the portfolio relative to the broader EAFE Index and the EAFE Growth Index.  Initial position sizes are typically between 50 and 100 basis points of assets and a full position size is 200-300 basis points.  The maximum amount in any given stock is 5% of the Fund’s total assets.

Securities are trimmed or sold for several reasons, including when earnings catalysts are fully recognized by the market or when a position is replaced by a stronger candidate.  Stocks are also monitored for performance relative to the local market, broad index, sector and industry on a trailing 30-day basis.  Stocks that underperform two or more of these factors by more than 7% on a relative basis are typically trimmed or sold.

FINANCIAL HIGHLIGHTS

The financial highlights table describes the Fund’s financial performance for the past five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

FRONTEGRA MASTHOLM INTERNATIONAL EQUITY FUND*	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Year	$13.24	$16.11	$13.08	$11.07	$10.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.31	0.25	0.31(1)	0.21(1)
Net realized and unrealized gain (loss) on investments	(4.97)	(1.75)	3.25	1.81	0.87
Total Income (Loss) from Investment Operations	(4.68)	(1.44)	3.50	2.12	1.08
LESS DISTRIBUTIONS:
From net investment income	(0.35)	(0.25)	(0.22)	(0.07)	(0.01)
From net realized gain on investments	(0.39)	(1.18)	(0.25)	(0.04)	(0.03)
Total Distributions	(0.74)	(1.43)	(0.47)	(0.11)	(0.04)
Net Asset Value, End of Year	$7.82	$13.24	$16.11	$13.08	$11.07

Total Return	(35.13)%	(9.60)%	27.12%	19.27%	10.87%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$199,884	$474,087	$712,620	$531,321	$137,478
Ratio of expenses to average net assets
Before waivers and reimbursements	1.16%	1.06%	1.07%	1.09%	1.31%
Net of waivers and reimbursements	0.75%	0.75%	0.75%	0.75%	0.95%
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.78%	1.44%	1.30%	1.60%	1.60%
Net of waivers and reimbursements	2.19%	1.75%	1.62%	1.94%	1.96%
Portfolio turnover rate	57%	54%	62%	35%	44%

____________

(1)

Per share net investment income has been calculated using the daily average share method.

*

Effective October 9, 2009, the Frontegra New Star International Equity Fund changed its name to the Frontegra Mastholm International Equity Fund.

6

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with Mastholm under which Mastholm serves as the Fund’s portfolio manager and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of each Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, the President of the Company and Frontegra, owns 100% of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement and the interim subadvisory agreement, will be included in the Fund’s semi-annual report for the period ended December 31, 2009.

Advisory Fees.  Under the investment advisory agreement, the Fund compensates Frontegra at the annual rate of 0.95% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.75% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Recent Events.  On October 2, 2009, the Board of Directors unanimously approved the replacement of New Star Institutional Managers Limited with Mastholm as subadviser to the Fund.  Effective October 12, 2009, Mastholm assumed the day-to-day investment management responsibilities for the Fund and the previous subadvisory agreement with New Star terminated.  In order to avoid disruption of the Fund’s investment management program, the Board approved an interim subadvisory agreement with Mastholm pending shareholder approval of a new subadvisory agreement.  In connection with the change in subadviser to the Fund, the Fund changed its name from the Frontegra New Star International Equity Fund to the Frontegra Mastholm International Equity Fund.

Mastholm.  Mastholm specializes in the management of international equity investment portfolios.  Mastholm is located at 601 Union Street, Suite 3720, Seattle, Washington  98101.  Under the interim subadvisory agreement, Mastholm is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement of Frontegra pursuant to the expense cap agreement discussed above, subject to a minimum of 0.33% of the Fund’s average daily net assets.  Mastholm provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Mastholm provides advice to institutional accounts, a registered investment company sub-portfolio and two institutional commingled funds.  As of September 30, 2009, Mastholm had approximately U.S. $1.4 billion under management.

Mastholm Portfolio Management Team.  Mastholm’s portfolio management team is responsible for the day-to-day management of the Fund’s portfolio.  All team members work together to develop investment strategies and select securities for the Fund.

Douglas R. Allen has been a Director and Portfolio Manager of Mastholm since 1999 and was an International Investment Analyst at American Century Investment Management from 1995 to 1999.

7

Andrew J. Elofson has been a Director and Portfolio Manager at Mastholm since 2005 and was an analyst at Mastholm from 2002 to 2005.

Daniel Y. Kim has been a Portfolio Manager of Mastholm since 2006 and was an analyst at Mastholm from 2004 to 2006.

Theodore J. Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm.  Prior to forming Mastholm in 1997, Mr. Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988.  He has been in the investment business since 1984.

The SAI provides additional information about the Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.  The Distributor is managed and owned by Mr. Forsyth, who also manages and owns the Fund’s investment adviser, Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

Payments to Financial Intermediaries.  Shares of the Fund may be offered through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Funds (collectively, “Financial Intermediaries”).  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Fund.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A

8

confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

The Fund’s minimum initial investment is $100,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment – Minimum $100,000.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer or other Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this

9

Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit:

Frontegra Funds, Inc.

Frontegra Mastholm International Equity Fund

(investor account number)

(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments - Minimum $1,000.  You may make additions to your account in amounts of $1,000 or more by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption/exchange fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account. Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

10

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Mastholm and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Redemption/Exchange Fee.  A redemption/exchange fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The redemption/exchange fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption/exchange fee applies, the shares that were held the longest will be redeemed first.  The redemption/exchange fee does not apply to:

•

shares purchased through certain omnibus accounts, including qualified retirement plans;

•

shares acquired through dividends or capital gains investments; or

•

shares redeemed because of death or disability.

Frontegra may, at its discretion, waive the redemption/exchange fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment

11

strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Mastholm and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

the 2.00% redemption/exchange fee for redemptions or exchanges 30 days or less after purchase (determined on a first-in, first out basis); and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

Frontegra and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

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If you exchange your shares in the Fund for shares in any other Frontegra Fund, you may be subject to the redemption/exchange fee described above under “Your Account—Redemption/Exchange Fee.”

VALUATION OF FUND SHARES

Shares of the Fund are sold at the Fund’s NAV.  The NAV of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Mastholm in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

13

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund.  The Fund will notify you if it makes such an election.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

14

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUBADVISER	Ernst & Young LLP
233 S. Wacker Drive
Mastholm Asset Management, LLC	Chicago, Illinois 60606-6301
601 Union Street, Suite 3720
Seattle, Washington 98101	LEGAL COUNSEL

CUSTODIAN	Godfrey & Kahn, S.C.
780 N. Water Street
U.S. Bank, N.A.	Milwaukee, Wisconsin 53202
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

15

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

16

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Netols Small Cap Value Fund

Class Y Shares
Institutional Class Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 30, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Netols Small Cap Value Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

The Fund at a Glance	1
Fees and Expenses of the Fund	3
Principal Investment Strategy	4
Investment Process	4
Prior Performance of Netols	5
Financial Highlights	6
Fund Management	7
Your Account	8
Distribution Arrangements	12
Exchange Privilege	13
Valuation of Fund Shares	13
Portfolio Holdings Disclosure Policy	14
Distributions and Federal Income Tax Treatment	14

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  In constructing a portfolio for the Fund, the Fund’s subadviser, Netols Asset Management, Inc. (“Netols”) selects stocks it believes are undervalued and exhibit potential “change factor” characteristics.  Netols defines a small capitalization company as any company with a market capitalization of between $100 million and $2.5 billion at the time of the Fund’s investment.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Small Capitalization Risks.  The Fund will invest primarily in securities of companies with small market capitalizations, which are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of small capitalization companies may be substantially less than is typical of larger companies.  Therefore, the securities of small capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies.  In addition, small capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Equity Securities Risks.  The Fund invests primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Value Investing Risks.  The Fund invests in primarily value-style stocks, stocks whose prices Netols believes are undervalued in relation to fundamental measures.  Value stocks may never increase in price or pay dividends as anticipated by Netols, or may decline even further if the market fails to recognize the company’s value, if the factors that Netols believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Management Risk.  The Fund is subject to management risk as an actively-managed investment portfolio.  Netols and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If Netols is not able to select better-performing securities, the Fund may lose money.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. government has taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

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Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small cap value fund in your portfolio.

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the performance of the Fund’s Institutional Class shares can vary, which is one indication of the risks of investing in the Fund.  The actual return of Class Y shares would have been lower than that of Institutional Class shares because Class Y shares have higher expenses than Institutional Class shares.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

The Fund’s return from January 1, 2009, through September 30, 2009, was 14.67%.

Best and Worst Quarterly Performance

(during the periods shown above)

Best Quarter Return	Worst Quarter Return
11.53% (1st quarter, 2006)	(21.84)% (4th quarter, 2008)

The after-tax returns for Institutional Class shares as shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  After-tax returns for the Fund’s Class Y shares will vary from those shown below.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not

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relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

	One Year	Since Inception(1)
Institutional Class
Return Before Taxes	(25.65)%	(2.78)%
Return After Taxes on Distributions	(25.65)%	(2.90)%
Return After Taxes on Distributions and Sale of Fund Shares	(16.66)%	(2.36)%
Russell 2000 Value Index(2)	(28.92)%	(7.83)%
Class Y
Return Before Taxes	(25.93)%	(24.11)%
Russell 2000 Value Index(2)	(28.92)%	(28.02)%

__________________

(1)

The Small Cap Value Fund’s Institutional Class and Class Y commenced operations on December 16, 2005 and November 1, 2007, respectively.

(2)

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, and is a subset if the Russell 3000® Index.  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees(3)	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses	0.60%(4)	0.45%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.86%	1.46%
Fee Waiver(6)	(0.35)%	(0.35)%
Net Expenses	1.51%	1.11%

____________

(1)

The Funds will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of the Fund’s average daily net assets.

(3)

The Fund’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), waived a portion of its management fee during fiscal 2009 pursuant to the expense cap agreement described below.  The management fees paid by the Fund (after the contractual waiver) were 0.65%.

(4)

“Other Expenses” of the Fund’s Class Y shares include a shareholder servicing fee of 0.15%.

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(5)

Acquired Fund Fees and Expenses (“AFFE”) represent the pro rata expenses indirectly incurred by the Fund as a result of its investments in other investment companies.  Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include AFFE.

(6)

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding AFFE) do not exceed 1.10% of the Fund’s average daily net assets for Institutional Class shares and 1.50% of the Fund’s average daily net assets for Class Y shares.  The expense cap agreement for the Fund will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company  prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class Y	$154	$551	$973	$2,151
Institutional Class	$113	$427	$764	$1,716

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small capitalization companies.  Netols defines a small capitalization company as any company with a market capitalization of between $100 million and $2.5 billion at the time of the Fund’s investment.  Shareholders will be provided with at least 60 days’ notice of any change in this policy.  Equity securities in which the Fund may invest include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As the Fund’s subadviser, Netols uses a small cap value investment style in selecting securities for the Fund’s portfolio.  Netols’ security selection process begins with a stock universe of approximately 1,600 companies that are statistically undervalued and have a market capitalization between $100 million and $2.5 billion.  This universe is then narrowed down to potential candidates that are evaluated for “change factor” characteristics.  These characteristics include, but are not limited to, organizational, operational, financial and regulatory factors.  Netols believes that, once change factors are realized, they typically lead to an increase in cash flow, earnings, EBITDA or valuations in the marketplace which tend to deliver better performance than the overall small cap market.

In addition to assessing the environment in which a company and industry operates, Netols conducts rigorous fundamental bottom-up research.  Netols reviews SEC filings (such as Form 10-K, Form 10-Q, annual reports, etc.) of the companies in their research universe.  Netols also utilizes a deep network of industry contacts and attends conferences to obtain in-depth knowledge of trends and company-specific issues.

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Netols maintains a focused watch list of approximately 400 companies.  These are companies that have been researched extensively and are monitored on a regular basis.  From this watch list, between 60 and 80 securities are purchased for the Fund’s portfolio.  Those companies that provide the most appealing risk/reward characteristics are included in the Fund’s portfolio.  Companies are continually reviewed for relative attractiveness.

Stocks are sold when they become expensive relative to substitute holdings or when they fail to achieve the financial objectives that were anticipated when originally purchased.  Additionally, as companies reach the point of full valuation, they are replaced with companies that are earlier in the process of improving their operations.

PRIOR PERFORMANCE OF NETOLS

The following table shows the historical composite performance data for all of Netols’ private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Netols Small Cap Value Composite (the “Composite”).  The Composite includes all discretionary accounts over $250,000 that are fully invested in the small cap value investment strategy.  In addition to separate accounts and the Fund, the Composite includes the performance of three other registered investment company portfolios managed by Netols during the periods presented.

The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, (the “Code”) and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal securities and tax laws.  The data is provided to illustrate the past performance of Netols in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Fund.  You should not consider this performance data as an indication of the future performance of the Fund or Netols.

All returns presented were calculated in compliance with the Global Investment Performance Standards (GIPS®).  All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, if applicable, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method provided for by GIPS® standards accounted for on a trade-date basis.  The monthly returns are linked to derive an annual total return.  GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the Fund’s net expenses.  Accordingly, if the Fund’s expenses had been deducted from the Composite’s returns, the returns would be lower than those shown.

Netols Asset Management, Inc.

Netols Small Cap Value Composite Performance History: 10/1/00 –9/30/09(1)

Periods Ended 9/30/09	Netols Small Cap Value Composite Total Return	Russell 2000 Value Index(2)
1 Year	(10.08)%	(12.61)%
5 Years	6.26%	1.78%
From Inception(3)	13.68%	7.27%

__________

(1)

For the Fund’s performance, see the return information under “The Fund at a Glance.”

(2)

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a

5

combination of their market cap and current index membership, and is a subset if the Russell 3000® Index.  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

(3)

The Composite commenced operations on October 1, 2000.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe the Fund’s financial performance since inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

FRONTEGRA NETOLS SMALL CAP VALUE FUND – CLASS Y
	Year Ended June 30, 2009	Period Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$11.78	$12.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	(0.02)	(0.02)
Net realized and unrealized loss on investments	(2.78)	(0.57)
Total Loss from Investment Operations	(2.80)	(0.59)
LESS DISTRIBUTIONS:
From net investment income	—	(0.02)
From net realized gain on investments	—	(0.15)
Total Distributions	—	(0.17)
Net Asset Value, End of Period	$ 8.98	$11.78

Total Return	(23.77)%	(4.76)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 895	$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.85%	2.01%(3)
Net of waivers and reimbursements	1.50%	1.55%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.53)%	(0.80)%(3)
Net of waivers and reimbursements	(0.18)%	(0.34)%(3)
Portfolio turnover rate	36%	32%(2)

__________

(1)

Commenced operations on November 1, 2007.

(2)

Not annualized.

(3)

Annualized.

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FRONTEGRA NETOLS SMALL CAP VALUE FUND – INSTITUTIONAL CLASS
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Period Ended June 30, 2006(1)
Net Asset Value, Beginning of Period	$11.81	$12.88	$10.29	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01(2)	— (2)	0.03	— (2)
Net realized and unrealized gain (loss) on investments	(2.79)	(0.90)	2.62	0.29
Total Income (Loss) from Investment Operations	(2.78)	(0.90)	2.65	0.29
LESS DISTRIBUTIONS:
From net investment income	— (2)	(0.02)	—	—
From net realized gain on investments	—	(0.15)	(0.06)	—
Total Distributions	—	(0.17)	(0.06)	—
Net Asset Value, End of Period	$9.03	$11.81	$12.88	$10.29

Total Return	(23.42)%	(7.01)%	25.81%	2.90%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$43,504	$31,346	$17,368	$7,728
Ratio of expenses to average net assets
Before waivers and reimbursements	1.45%	1.59%	2.10%	4.59%(4)
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.13)%	(0.40)%	(0.70)%	(3.44)%(4)
Net of waivers and reimbursements	0.22%	0.09%	0.30%	0.05%(4)
Portfolio turnover rate	36%	32%	49%	41%(3)

__________

(1)

Commenced operations on December 16, 2005.

(2)

Less than one cent per share

(3)

Not annualized.

(4)

Annualized.

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with Netols under which Netols serves as the Fund’s portfolio manager and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of each Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, President of the Company and Frontegra, owns 100% of Frontegra.

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A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement and subadvisory agreement will be included in the Fund’s semi-annual report for the period ended December 31, 2009.

Advisory Fees.  Under the investment advisory agreement, the Fund compensates Frontegra at the annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.10% of the Fund’s average daily net assets for Institutional Class shares and 1.50% of the Fund’s average daily net assets for Class Y shares.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Netols.  Netols is located at 1045 West Glen Oaks Lane, Suite 202, Mequon, Wisconsin 53092.  Under the subadvisory agreement, Netols is compensated by Frontegra for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets.  Netols provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Netols serves as investment adviser to other mutual funds, pension plans, endowments, foundations and high net worth clients.  As of September 30, 2009, Netols had approximately $852 million under management.

Portfolio Manager.  The Fund’s portfolio is managed by Jeffrey W. Netols.  Mr. Netols reviews and approves the analysts’ recommendations and makes the final buy and sell decisions for the Fund.  Mr. Netols is the founder of Netols.  He has been a portfolio manager of Netols since 2000.  He served as a senior portfolio manager of Putnam Investments from 1993 to 2000.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Fund’s shares.   The Distributor is managed and owned by Mr. Forsyth, who manages and owns the Fund’s investment adviser, Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Class Y shares of the Fund, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

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Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y	$1,000	$50
Institutional Class	$100,000	$1,000

Investments may be made by mail or wire.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

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In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit:

Frontegra Funds, Inc.

Frontegra Netols Small Cap Value Fund

(Class of Shares)

(investor account number)

(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

10

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Netols and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and below $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

11

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Netols and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

Frontegra or the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra or the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees (Class Y Shares Only).  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee (Class Y Shares Only).  Class Y shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Fund.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their

12

own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any distribution or service fees payable under the 12b-1 Plan or shareholder servicing arrangement as noted above.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another at any time by written request.  You may also exchange between classes of the Fund or other Frontegra Funds if you meet the minimum investment requirements for the class into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

Shares of each class of the Fund are sold at their NAV.  The NAV for each class of shares of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Netols in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

13

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

14

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

15

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUBADVISER	Ernst & Young LLP
233 S. Wacker Drive
Netols Asset Management, Inc.	Chicago, Illinois 60606-6301
1045 W. Glen Oaks Lane, Suite 202
Mequon, Wisconsin 53092	LEGAL COUNSEL

CUSTODIAN	Godfrey & Kahn, S.C.
780 N. Water Street
U.S. Bank, N.A.	Milwaukee, Wisconsin 53202
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

16

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

17

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Sky International Value Fund

Class Y Shares
Institutional Class Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 30, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Sky International Value Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is to achieve capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies located in a number of different industrialized countries outside of North America.

This Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

The Fund at a Glance	1
Fees and Expenses of the Fund	2
Principal Investment Strategy	3
Investment Process	3
Prior Performance of Sky	4
Fund Management	5
Your Account	6
Distribution Arrangements	10
Exchange Privilege	11
Valuation of Fund Shares	11
Portfolio Holdings Disclosure Policy	12
Distributions and Federal Income Tax Treatment	12

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of equity securities (including common, convertible and preferred stocks) of companies located in a number of different industrialized countries outside of North America, which consists of those countries that are represented in the Morgan Stanley Capital International, Inc. EAFE Index (the “MSCI EAFE Index”).  The Fund invests primarily in developed markets but may invest up to 15% of its total assets in securities that trade in emerging or developing markets.  The Fund invests primarily in large- and mid-cap companies with market capitalizations in excess of U.S. $2 billion at the time of purchase.  In constructing a portfolio for the Fund, the Fund’s subadviser, Sky Investment Counsel Inc. (“Sky”), generally invests in companies that it believes are attractively valued and that have superior management, industry leadership, a high level of profitability compared to their competitors, a sound financial position and strong earnings growth.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Equity Securities Risks.  Common stocks and other equity securities generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Foreign Securities Risks.  The Fund invests predominately in securities of companies in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets compared to U.S. markets.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that Sky would like to sell.  Sky may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.  As noted below, recent market conditions have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

Mid-Cap Companies Risks.  The mid-cap companies in which the Fund may invest often have narrower markets and more limited managerial and financial resources than larger, more established companies, and, therefore, may be more vulnerable to adverse business or economic events than larger companies.  As a result, the performance of mid-cap companies may be more volatile, which could increase the volatility of the Fund’s portfolio.   Moreover, the securities of mid-cap companies tend to be less liquid than securities of larger companies.

Currency Risks.  Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Fund may incur costs in connection with conversions between various currencies.

Emerging Markets Risks.  The Fund may invest up to 15% of its total assets in securities of companies that trade in emerging or developing markets.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

1

Value Investing Risks.  The Fund invests primarily in value-style stocks, stocks whose prices Sky believes are undervalued in relation to fundamental measures.  Value shares may never increase in price as anticipated by Sky, or may decline even further if the market fails to recognize the company’s value, if the factors that Sky believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Region or Sector Risks.  The Fund may invest a higher percentage of its total assets in a particular region or sector of international markets.  In such a case, changes affecting that region or sector may have a significant impact on the Fund’s overall portfolio.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. and foreign governments have taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include an international value fund in your portfolio.

Performance of the Fund.  Performance information for the Fund is not included because the Fund did not commence operations until after the date of this Prospectus.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE
Redemption/Exchange Fee (as a percentage of amount redeemed)(2)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses(4)	0.96%	0.81%
Total Annual Fund Operating Expenses(4)	2.16%	1.76%
Fee Waiver/Expense Reimbursement(5)	(0.97)%	(0.97)%
Net Expenses	1.19%	0.79%

____________

(1)

The Fund will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

A redemption/exchange fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions or exchanges of shares made within 30 days from the date of purchase.

(3)

Stated as a percentage of the Fund’s average daily net assets.

(4)

“Other Expenses” and “Total Annual Fund Operating Expenses” are estimates for the Fund’s first fiscal period ending June 30, 2010 and, with respect to Class Y shares, include a shareholder servicing fee of 0.15%.

2

(5)

Pursuant to an expense cap agreement between the Fund’s adviser, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), and the Company, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.19% of the Fund’s average daily net assets for Class Y shares and 0.79% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years
Class Y	$121	$583
Institutional Class	$ 81	$459

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of equity securities of companies located in industrialized countries outside of North America, including Europe, Australasia and Japan.  The Fund considers industrialized countries outside of North America to consist of those countries that are represented in the MSCI EAFE Index.  The Fund invests primarily in large- and mid-cap companies with market capitalizations in excess of U.S. $2 billion at the time of purchase.  In constructing a portfolio for the Fund, the Fund’s subadviser, Sky, generally invests in companies that it believes are attractively valued and that have superior management, industry leadership, a high level of profitability compared to their competitors, a sound financial position and strong earnings growth.  The investment universe includes all the stocks in the MSCI EAFE Index, stocks traded in foreign markets that are not included in the MSCI EAFE Index and stocks traded in certain emerging markets.

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts, Global Depositary Receipts or other similar securities representing equity securities of non-U.S. issuers.

The Fund may invest up to 100% of its total assets in cash and short-term money market securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

In constructing a portfolio for the Fund, Sky generally invests in companies that it believes are attractively valued and that have superior management, industry leadership, a high level of profitability compared to their competitors, a sound financial position and strong earnings growth.  Sky primarily uses internally generated proprietary research and conducts management interviews to gain an understanding of the company’s long-term positioning.  Sky uses a bottom-up investment process consisting of two steps, which is comprised of a quantitative screening step followed by qualitative fundamental research and analysis.

The first step is the proprietary screening methods, which reduce the investable universe of several thousand companies to a working list of approximately 600 companies.  These companies are monitored for buying opportunities.  Companies that are selling at steep discounts to their historical values and relative to their industry peers or the general market are highlighted for further review.  On a weekly basis, analysts use valuation screens

3

based on proprietary criteria to uncover potential new companies.  The second step involves fundamental research on the companies highlighted for review.  Sky conducts extensive internal bottom-up research on each security considered for investment.  Sky focuses its efforts on the quality of the company based upon its growth, financial strength, profitability and corporate governance as well as its liquidity.  Consideration of macro-economic and political environments are part of the quality assessment.

Sky purchases securities at what it believes is the low point of valuation and/or sentiment.  Existing holdings may be sold or reduced when any one of the following occurs:  (i)  fundamental deterioration or structural changes warrants a re-assessment of valuation parameters; (ii) price appreciation is rapid, resulting in a stock exceeding reasonable valuation levels; and/or (iii) unforeseen regulatory or corporate governance issues render limited upside or potential downside.

PRIOR PERFORMANCE OF SKY

The following table shows the historical composite performance data for all of Sky’s accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the International Equity composite (the “Composite”).  The Composite includes the performance of all pooled investment vehicles, such as mutual funds, and other accounts managed by Sky in the International Equity style during the periods stated.

The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal securities and tax laws.  The data is provided to illustrate the past performance of Sky in managing a substantially similar portfolio as measured against the MSCI EAFE Index and does not represent the performance of the Fund.  You should not consider this performance data as an indication of the future performance of the Fund or Sky.

All returns presented were calculated in compliance with the Global Investment Performance Standards (GIPS®).  All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, if applicable, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method provided for by GIPS® standards accounted for on a trade-date basis.  The monthly returns are linked to derive an annual total return.  GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite’s expenses are lower than the Fund’s expenses.  Accordingly, if the Fund’s expenses had been deducted from the Composite’s returns, the returns would be lower than those shown.  The results of the Composite are not intended to predict or suggest the future returns of the Fund.

Sky Investment Counsel Inc.

International Equity Composite Performance History:  9/30/94-9/30/09(1)

Periods Ended 9/30/09	International Equity Composite Total Return	MSCI EAFE Index(2)
1 Year	19.92%	3.23%
5 Years	6.94%	6.07%
10 Years	8.78%	2.55%
From Inception(3)	9.02%	4.70%

____________

(1)

Return information for the Fund is not included in this Prospectus because the Fund had not commenced operations as of the date of this Prospectus.

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(2)

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the United States and Canada, and consists of the developed market indices of 21 countries within Europe, Australasia and the Far East.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

(3)

The Composite commenced operations on September 30, 1994.

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with Sky under which Sky serves as the Fund’s portfolio manager and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of each Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, the President of the Company and Frontegra, owns 100% of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement and subadvisory agreement is included in the Fund’s semi-annual report for the period ended December 31, 2008.

Advisory Fees.  Under the investment advisory agreement, the Fund compensates Frontegra at the annual rate of 0.95% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.19% of the Fund’s average daily net assets for Class Y shares and 0.79% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Sky.  Sky is an independent manager of international equities, specializing in the management of EAFE (Europe, Australasia and Far East) equities.  Sky is located at 1 Adelaide Street East, Suite 2310, Toronto, Ontario, M5C 2V9, Canada.  Sky is authorized and regulated by the Ontario Securities Commission in Canada and is a registered investment adviser with the U.S. Securities and Exchange Commission.  Under the subadvisory agreement, Sky is compensated by Frontegra for its investment advisory services at the annual rate of 0.40%.  In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of 401(k) plan, other defined contribution plan or insurance company investments in the Fund, Frontegra will compensate Sky an extra 0.20% of the average daily net assets of initial investments of $20,000,000 to $40,000,000, an extra 0.15% of the average daily net assets of initial investments of $40,000,001 to $60,000,000 and an extra 0.10% of the average daily net assets of initial investments of over $60,000,000.  Sky provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Sky serves as subadviser to other mutual fund portfolios and other institutional investors with respect to non-North American equity investments.  As of September 30, 2009, Sky had approximately U.S. $1.7 billion under management.

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Portfolio Manager.  Jennifer L. Witterick, President and Chief Executive Officer of Sky, is the sole portfolio manager for the Fund.  Ms. Witterick reviews and approves the analysts’ recommendations and makes the final buy and sell decisions for the Fund.  Ms. Witterick established Sky in 2004 to manage international equity portfolios on an outsource basis for Foyston, Gordon & Payne, an investment firm, where she was a portfolio manager from 1993 until Sky’s inception.  Ms. Witterick graduated from the University of Western Ontario and has earned the right to use Chartered Financial Analyst designation.  She is also a past President of the Toronto Society of Financial Analysts.

The SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC, (the “Distributor”), located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Fund’s shares.  The Distributor is managed and owned by Mr. Forsyth, who manages and owns the Fund’s investment adviser, Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Class Y shares of the Fund, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y	$1,000	$50
Institutional Class	$100,000	$1,000

Investments may be made by mail or wire.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does

6

not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

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Credit to:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit to:

Frontegra Funds, Inc.

Frontegra Sky International Value Fund

(Class of Shares)

(investor account number)

(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption/exchange fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Sky and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase

8

will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Redemption/Exchange Fee.  A redemption/exchange fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The redemption/exchange fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption/exchange fee applies, the shares that were held the longest will be redeemed first.  The redemption/exchange fee does not apply to:

•

shares purchased through certain omnibus accounts, including qualified retirement plans;

•

shares acquired through dividends or capital gains investments; or

•

shares redeemed because of death or disability.

Frontegra may, at its discretion, waive the redemption/exchange fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and below $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or

9

excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Sky and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

the 2.00% redemption/exchange fee for redemptions or exchanges 30 days or less after purchase (determined on a first-in, first out basis); and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

Frontegra and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of  Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees (Class Y Shares Only).  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee (Class Y Shares Only).  Class Y shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct

10

shareholders of the Fund.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any distribution or service fees payable under the 12b-1 Plan or shareholder servicing arrangement as noted above.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another at any time by written request.  You may also exchange between classes of the Fund or other Frontegra Funds if you meet the minimum investment requirements for the class into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontegra Fund, you may be subject to the redemption/exchange fee described above under “Your Account—Redemption/Exchange Fee.”

VALUATION OF FUND SHARES

Shares of each class of the Fund are sold at their NAV.  The NAV for each class of shares of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Sky in good faith and in accordance with procedures approved by the

11

Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries,

12

please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund.  The Fund will notify you if it makes such an election.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

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DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUBADVISER	Ernst & Young LLP
233 S. Wacker Drive
Sky Investment Counsel Inc.	Chicago, Illinois 60606-6301
1 Adelaide Street East, Suite 2310
Toronto, Ontario	LEGAL COUNSEL
M5C 2V9
Canada	Godfrey & Kahn, S.C.
780 N. Water Street
CUSTODIAN	Milwaukee, Wisconsin 53202

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

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Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

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FRONTEGRA FUNDS

PROSPECTUS

Frontegra Timpani Small Cap Growth Fund

Class Y Shares
Institutional Class Shares

Timpani Capital Management LLC

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 30, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Timpani Small Cap Growth Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of small capitalization U.S. companies.

This Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

The Fund at a Glance	1
Fees and Expenses of the Fund	2
Principal Investment Strategy	3
Investment Process	3
Fund Management	4
Your Account	4
Distribution Arrangements	8
Exchange Privilege	9
Valuation of Fund Shares	9
Portfolio Holdings Disclosure Policy	10
Distributions and Federal Income Tax Treatment	10

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in equity securities of small capitalization companies that the Fund’s investment adviser, Timpani Capital Management LLC (“Timpani”), believes have sound growth potential.  Timpani uses fundamental research, focusing on companies with superior management and whose business models have a high potential for profitability.  Timpani forms an investment decision based on this research and an assessment of the market’s perception of these companies.

Timpani defines a small capitalization company as any company with a market capitalization less than or equal to the total market capitalization of the largest company included in the Russell 2000® Growth Index.  As of August 31, 2009, the market capitalization range of companies in the Russell 2000® Growth Index was $15.9 million to $2.7 billion.  The Fund may also invest up to 25% of its total assets in equity securities issued by foreign companies such as ADRs.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Equity Securities Risks.  Common stocks and other equity securities generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Foreign Securities Risks.  The Fund invests in securities of companies in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets compared to U.S. markets.

American Depository Receipts (ADRs).  The Fund invests in U.S. dollar denominated American Depository Receipts of foreign companies (“ADRs”).  ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g. political and economic) and currency risk.

Portfolio Turnover Risk.  The Fund may engage in frequent trading as part of its investment strategy and thus the Fund may experience a high portfolio turnover rate.  The portfolio turnover rate indicates changes in the Fund’s securities holdings.  If the Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities.  Tax and transaction costs lower the Fund’s effective return for investors.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that Timpani would like to sell.  Timpani may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.  As noted below, recent market conditions have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

1

Growth Investing Risks.  The Fund invests primarily in growth-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Small Cap Risks.  The Fund invests primarily in small capitalization stocks.  Securities of companies with small-market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  In addition, small companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. government has taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small cap growth fund in your portfolio.

Performance of the Fund.  Performance information for the Fund is not included because the Fund did not commence operations until after the date of this Prospectus.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y	Institutional Class
Shareholder Fees
(fees paid directly from your investment)(1)	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses(3)	0.52%	0.37%
Total Annual Fund Operating Expenses(3)	1.77%	1.37%
Fee Waiver/Expense Reimbursement(4)	(0.27)%	(0.27)%
Net Expenses	1.50%	1.10%

____________

(1)

The Fund will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of the Fund’s average daily net assets.

2

(3)

“Other Expenses” and “Total Annual Fund Operating Expenses” are estimates for the Fund’s first fiscal period ended June 30, 2010 and, with respect to Class Y shares, include a shareholder servicing fee of 0.15%.

(4)

Pursuant to an expense cap agreement between Timpani and the Company, Timpani has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.50% of the Fund’s average daily net assets for Class Y shares and 1.10% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect, until October 31, 2010 with successive renewal terms of one year unless terminated by Timpani or the Company prior to renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Timpani’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years
Class Y	$ 153	$ 531
Institutional Class	$ 112	$ 407

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal conditions, at least 80% of its assets in equity securities of small capitalization companies that Timpani believes have sound growth potential.  Timpani uses fundamental research, focusing on companies with superior management and whose business models have a high potential for profitability.  Timpani forms an investment decision based on this research and an assessment of the market’s perception of these companies.

Timpani defines a small capitalization company as any company with a market capitalization of less than or equal to the total market capitalization of the largest company included in the Russell 2000® Growth Index.  As of August 31, 2009, the market capitalization range of companies in the Russell 2000® Growth Index was $15.9 million to $2.7 billion.  The Fund may also invest up to 25% of its total assets in equity securities issued by foreign companies such as ADRs.

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

In constructing a portfolio for the Fund, Timpani generally invests in companies that it believes have sound growth potential.  Timpani uses fundamental research, focusing on companies with superior management and whose business models have a high potential for profitability.  Timpani forms an investment decision based on this research and an assessment of the market’s perception of these companies.  Timpani may invest in any sector, may emphasize one or more particular sectors and may sell a company’s stock when it believes a company’s prospects

3

for growth have diminished.  Timpani may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.  Timpani may actively trade portfolio securities.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Timpani (the “Investment Advisory Agreement”) pursuant to which Timpani supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors, serves as the Fund’s portfolio manager and manages the Fund’s portfolio assets.  Timpani provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Timpani.

A discussion regarding the Board of Directors’ basis for approving the Fund’s investment advisory agreement is included in the Fund’s annual report for the period ended June 30, 2008.

Adviser.  The Company is managed by Timpani, which manages the Fund’s portfolio and administers the Company’s business affairs.  Timpani began operations in 2008 and is located at Two Park Plaza, 10850 West Park Place, Suite 1020, Milwaukee, Wisconsin 53224.  Under the Investment Advisory Agreement, the Fund compensates Timpani at the annual rate of 1.00% of the Fund’s average daily net assets.  Timpani is an affiliate of Frontegra Asset Management, Inc., a registered investment adviser (“Frontegra”), and Frontegra Strategies, LLC, the Fund’s distributor.

Pursuant to an expense cap agreement between Timpani and the Fund, Timpani has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.50% of the Fund’s average daily net assets for Class Y shares and 1.10% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Timpani or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Portfolio Manager.  The Fund’s portfolio is managed by Brandon M. Nelson.  Mr. Nelson is the Chief Investment Officer and a director of Timpani and the sole portfolio manager of the Fund.  Mr. Nelson has served as the Fund’s portfolio manager since the Fund’s inception.  Prior to joining Timpani in April 2008, Mr. Nelson was a portfolio manager at Wells Capital Management since 2005.  Prior to that, he was with Strong Capital Management, Inc. as a research analyst from 1996 to 2000 and as a portfolio manager from 2000 to 2005.  Mr. Nelson earned a B.S. in Business Administration and a M.S. in Finance from the University of Wisconsin, Madison.  Mr. Nelson has earned the right to use the Chartered Financial Analyst designation.

The SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Fund’s shares.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s

4

investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional and Class Y shares of the Fund, the NAV of the two classes of the Fund may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y Shares	$1,000	$50
Institutional Class	$100,000	$1,000

Investments may be made by mail or wire.  Investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Timpani will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

5

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit:

Frontegra Funds, Inc.

Frontegra Timpani Small Cap Growth Fund

(Class of Shares)

(investor account number)

(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

6

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Timpani and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

7

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and below $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Timpani may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Timpani’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Timpani and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

The Distributor has entered into shareholder information agreements with financial intermediaries, which enable the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees (Class Y Shares Only).  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

8

Shareholder Servicing Fee (Class Y Shares Only).  Class Y shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Fund.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any distribution or service fees payable under the 12b-1 Plan or shareholder servicing arrangement as noted above.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another at any time by written request.  You may also exchange between classes of the Fund or other Frontegra Funds if you meet the minimum investment requirements for the class you would like to exchange into.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  This is not a tax-free exchange.

Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

Shares of each class in the Fund are sold at their NAV.  The NAV for each class of shares of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a

9

purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Timpani in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

10

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

11

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Timpani Capital Management LLC	Milwaukee, Wisconsin 53201-0701
Two Park Plaza
10850 West Park Place, Suite 1020 Milwaukee, Wisconsin 53224	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CUSTODIAN	Ernst & Young LLP
233 S. Wacker Drive
U.S. Bank, N.A.	Chicago, Illinois 60606-6301
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212	LEGAL COUNSEL

DISTRIBUTOR	Godfrey & Kahn, S.C.
780 N. Water Street
Frontegra Strategies, LLC	Milwaukee, Wisconsin 53202
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

12

Additional information regarding the Company and the Fund is included in the SAI which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-07685.

13

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.

Frontegra Columbus Core Plus Fund

Class Y Shares

Institutional Class Shares

Frontegra Columbus Core Fund

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Class Y Shares

Institutional Class Shares

Frontegra Mastholm International Equity Fund

Frontegra Netols Small Cap Value Fund

Class Y Shares

Institutional Class Shares

Frontegra Sky International Value Fund

Class Y Shares

Institutional Class Shares

Frontegra Timpani Small Cap Growth Fund

Class Y Shares

Institutional Class Shares

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectuses of the above Funds dated October 30, 2009.  Each of the Frontegra Columbus Core Plus Fund (the “Columbus Core Plus Fund”), the Frontegra Columbus Core Fund (the “Columbus Core Fund”), the Frontegra IronBridge Small Cap Fund (the “IronBridge Small Cap Fund”), the Frontegra IronBridge SMID Fund (the “IronBridge SMID Fund”), the Frontegra Mastholm International Equity Fund (the “Mastholm International Equity Fund”), the Frontegra Netols Small Cap Value Fund (the “Netols Small Cap Value Fund”), Frontegra Sky International Value Fund (the “Sky International Value Fund”) and the Frontegra Timpani Small Cap Growth Fund (“Timpani Small Cap Growth Fund”) is a series of Frontegra Funds, Inc. (the “Company”) (individually, a “Fund,” and collectively, the “Funds”).  The audited financial statements for each Fund, except for the Sky International Value and Timpani Small Cap Growth Funds, for the fiscal period ended June 30, 2009 are incorporated herein by reference to the Company’s 2009 Annual Report.  The Sky International Value and Timpani Small Cap Growth Funds had not commenced operations as of the date of this SAI.  A copy of the Prospectuses and/or the 2009 Annual Report is available without charge upon request to the above address or toll-free telephone number, or you can visit the Funds’ website at http://www.frontegra.com.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated October 30, 2009.

You should rely only on the information contained in this SAI and the Prospectuses dated October 30, 2009.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

i

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.

Each Fund is a diversified series of the Company.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers nine separate series, eight of which are discussed in this SAI.  The Board of Directors of the Company (the “Board”) has established two classes of shares of common stock, the Institutional Class and Class Y shares, with respect to the Columbus Core Plus, IronBridge SMID, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds.  The Columbus Core, IronBridge Small Cap and Mastholm International Equity Funds offer a single class of shares of common stock, which has the same characteristics as the Institutional Class.

The Company is authorized to issue 1,000,000,000 $.01 par value shares of common stock in series and classes.  As discussed above, certain series of the Company are divided into two classes, Class Y and Institutional Class.  The number of shares authorized for each of the Company’s series and classes discussed is set forth in the table below:

Series/Class of Common Stock	Number of Authorized Shares
Frontegra Columbus Core Plus Fund
Class Y	50,000,000
Institutional Class	100,000,000
Frontegra Columbus Core Fund	50,000,000
Frontegra IronBridge Small Cap Fund	50,000,000
Frontegra IronBridge SMID Fund
Class Y	50,000,000
Institutional Class	100,000,000
Frontegra Netols Small Cap Value Fund
Class Y	50,000,000
Institutional Class	50,000,000
Frontegra Mastholm International Equity Fund(1)	100,000,000
Frontegra Sky International Value Fund
Class Y	50,000,000
Institutional Class	50,000,000
Frontegra Timpani Small Cap Growth Fund
Class Y	50,000,000
Institutional Class	50,000,000
Frontegra IronBridge Global Focus Fund(2)	50,000,000

______________________

(1)

The Frontegra Mastholm International Equity Fund was previously called the Frontegra New Star International Equity Fund.

(2)

The Frontegra IronBridge Global Focus Fund is an additional series of the Company that is not included in this SAI.

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board.  Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Columbus Core Plus Fund is a high level of total return, consistent with the preservation of capital.  The investment objective of the Columbus Core Fund is a high level of total return, consistent with the preservation of capital.  The investment objective of the IronBridge Small Cap Fund is capital appreciation.  The investment objective of the IronBridge SMID Fund is capital appreciation. The investment objective of the Mastholm International Equity Fund is capital appreciation.  The investment objective of the Netols Small Cap Value Fund is capital appreciation.  The investment objective of the Sky International Value Fund is capital appreciation.  The investment objective of the Timpani Small Cap Growth Fund is capital appreciation.  These investment objectives may not be changed without shareholder approval.  Each Fund is diversified.

The following is a complete list of each Fund’s fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of each Fund’s outstanding voting securities.  As used herein, a “majority of each Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of a Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

Each Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Funds’ non-fundamental operating policies which may be changed by the Board without shareholder approval.

Each Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (“SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of each Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies, and techniques that are described in the applicable Prospectus.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Accordingly, the risks of investing in the following securities have increased.

Illiquid Securities

The Funds may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.  However, none of the Funds will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities may be treated as illiquid securities, subject to the liquidity guidelines.  The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board has delegated to each Fund’s respective adviser or subadviser, as applicable, the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board has directed each adviser or subadviser, as applicable, to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, any of the Funds should be in a position where more than 15% of the value of their respective net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

As described in the prospectus under “Principal Investment Strategy,” the Columbus Core Plus Fund and Columbus Core Fund invest in short-term fixed income securities.  Each of the IronBridge Small Cap Fund, the IronBridge SMID Fund, the Mastholm International Equity Fund and the Netols Small Cap Value Fund may invest up to 20% of its total assets in cash and short-term fixed income securities for any purpose.  Each of the IronBridge Small Cap, the IronBridge SMID, the Mastholm International Equity, the Netols Small Cap Value, the Sky International Value and the Timpani Small Cap Growth Funds may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.   When a Fund takes a temporary position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.  In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.  In addition, the U.S. Department of Treasury is assisting in each entity’s ability to meet its obligations through the establishment of a preferred stock purchase agreement and a new secured lending credit facility and has agreed to provide up to $200 billion of capital to each entity as needed.  However, there is no assurance that the such actions will be successful.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $100,000.  Therefore, certificates of deposit purchased by a Fund may not be fully insured.  In October 2008, the

FDIC deposit insurance was increased from $100,000 to $250,000 per depositor, which the FDIC has extended through at least December 31, 2013.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Funds may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  Each Fund’s adviser or subadviser, as applicable, monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  The adviser or subadviser, as applicable, does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between a Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Funds at any time.  Each Fund’s adviser or subadviser, as applicable, will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra Asset Management, Inc. (“Frontegra” or an “Adviser”), Timpani Capital Management LLC (“Timpani” or an “Adviser”) or a subadviser, as applicable, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be  rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch.  The Funds may also invest in the short-term investment funds of their custodial bank.

Short Sales Against the Box

When the Adviser or a subadviser believes that the price of a particular security held by the Columbus Core Plus or the Columbus Core Funds may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future.  The Columbus Core Plus and the Columbus Core Funds will limit their transactions in short sales against the box to 5% of their respective net assets.

Variable- or Floating-Rate Securities

The Columbus Core Plus Fund and the Columbus Core Fund may invest in securities which offer a variable- or floating-rate of interest.  Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).  Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par.  In many cases, the demand feature can be exercised at any time on seven days’ notice.  In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.  When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument’s maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The Columbus Core Plus Fund and the Columbus Core Fund will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation).  In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a Fund’s investments at the time of purchase.  When determining whether such an obligation meets each Fund’s credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining its weighted average portfolio maturity, each Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable-and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

When-Issued Securities

The Columbus Core Plus Fund and the Columbus Core Fund may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

The Funds will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund’s payment obligation).

Investment Grade Debt Obligations

Investment grade debt obligations include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Non-Investment Grade Debt Securities (High Yield Securities)

The Columbus Core Plus Fund may invest up to 25% of its net assets in high yield securities.  While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.  Refer to the Appendix of this SAI for a discussion of securities ratings.

Effect of Interest Rates and Economic Changes.  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates.  High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a high yield security defaulted, the Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations.  High yield securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings.  As noted above, credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of high yield securities and, therefore may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in high yield securities will be more dependent on the subadviser’s credit analysis than would be the case with investments in investment-grade debt securities.  The subadviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  The subadviser continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all high yield securities there is no established retail secondary market for many of these securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund.  Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Debt Obligations-General

The debt obligations that the Columbus Core Plus Fund and the Columbus Core Fund may invest in include:  (i) corporate debt securities, including bonds, debentures and notes; (ii) bank obligations, such as certificates of deposit, banker’s acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the $100,000 per account insurance coverage, which was increased to $250,000 at least through December 31, 2013, provided by the FDIC); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities — debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks — securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations and similar securities; and (xi) municipal obligations.

Corporate Debt Securities

The Columbus Core Plus Fund and the Columbus Core Fund may invest in corporate debt securities.  Corporate debt securities include investment grade and non-investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Corporate debt securities may be acquired with warrants attached.  Income producing corporate debt securities may also include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  See “Variable- or Floating-Rate Securities” above.

Mortgage- and Other Asset-Backed Securities

The Columbus Core Plus Fund and the Columbus Core Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.  Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).  Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are directly or indirectly guaranteed by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not first-lien mortgage loans or interests therein.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.  Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations.  Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.  As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity.  Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Each Fund may invest in stripped mortgage- or asset-backed securities which receive differing proportions of the interest and principal payments from the underlying assets.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile.  With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Institutional Term Loans

The Columbus Core Plus and Columbus Core Funds may invest in institutional term loans or other bank loans.   These loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors.  A Fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.

Loan participation interests usually take the form of assignments purchased in the primary or secondary market from loan investors.  If a Fund purchases these loan participation interests, a Fund will typically have a contractual relationship only with the loan investor and not with the underlying borrower.  As a result, a Fund will receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation interest and only upon receipt by such loan investor of payments from the underlying borrower.  A Fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other loan investors through set-offs against the borrower.  Therefore, a Fund will not directly benefit from any collateral that supports the underlying loan.  As a result, a Fund may assume the credit risk of both the underlying borrower and the loan investor selling the loan participation interest.  A Fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrower.  However, as the holder of a loan participation interest, a Fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In the process of buying, selling and holding institutional term loans or bank loans (whether structured as participation interests or as floating rate debt securities), a Fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys an institutional term or bank loan it may receive a facility fee and when it sells the loan it may pay a facility fee.  On an ongoing basis, a Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of the loan by the borrower.  A Fund will be subject to the risk that collateral securing the loan will decline in value or have no value.  Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan  to be undercollateralized or unsecured.  In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower.  In addition, if the loan investor from whom a Fund purchased a loan participation interest is involved in a bankruptcy proceeding, the Fund may be treated as a general creditor of such loan investor even if the underlying loan itself is secured. If a Fund’s interest in loan collateral is invalidated or if the Fund is subordinated to other debt of a borrower or a loan investor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment.  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of institutional term or bank loans for investment may be adversely affected.  Further, such legislation or regulation could depress the market value of these loans.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities

The Columbus Core Plus Fund and the Columbus Core Fund may invest in zero-coupon, step-coupon and pay-in-kind securities.  These securities are debt securities that do not make regular cash interest payments.  Zero-coupon and step-coupon securities are sold at a deep discount to their face value.  Pay-in-kind securities pay interest through the issuance of additional securities.  Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate.  Federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year.  In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid excise tax, a Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Columbus Core Plus Fund and the Columbus Core Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity (a practice common in the mutual fund industry) or for arbitrage transactions.  In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.  Each Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore, subject to a Fund’s fundamental investment restrictions.  When required by SEC guidelines, each Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

The Funds also may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date.  While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.  When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities.  Mortgage dollar roll transactions may be considered a borrowing by a Fund under certain circumstances.

The reverse repurchase agreements and mortgage dollar rolls entered into by each Fund may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement.  Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Foreign Securities and Currencies

The Columbus Core Plus, Columbus Core, IronBridge Small Cap, IronBridge SMID, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds may invest directly in securities of non-U.S. companies.  Under normal market conditions, the Mastholm International Equity and Sky International Value Funds will invest at least 80% of its assets in such securities.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, each Fund (other than the Columbus Core Fund) may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Hedging Strategies

General Description of Hedging Strategies.  The Funds may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge a Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions.  Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks.  Successful use by the Funds of options on stock indexes will be subject to the ability of an Adviser or subadviser, as applicable, to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund.  Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Additional Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts.  The Funds may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA.  Each Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts.  The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position.  The Funds would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Funds’ net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures.  The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Funds’ securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Credit Default Swaps.  The Columbus Core Plus and Columbus Core Funds may enter into credit default swap agreements.  A credit default swap agreement is an instrument that enables the Fund to buy or sell protection against a defined credit event, which is typically a default.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.

A Fund may be either the buyer or seller in the transaction.  As a seller, a Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is generally the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Columbus Core Plus and Columbus Core Funds may also invest in credit default swap index products and in options on credit default swap index products.  These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans.  Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above.  The Funds reserve the right to invest in similar instruments that may become available in the future.

Due to recent market conditions, credit default swaps have been under scrutiny.  Certain federal and certain state regulators have proposed new regulations to the credit default swap market.  The regulation and performance of the credit default swap market is uncertain.

Foreign Currency - Related Derivative Strategies - Special Considerations.  The Columbus Core Plus, IronBridge Small Cap, IronBridge SMID, Mastholm International Equity, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  A Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when an Adviser or subadviser, as applicable, believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund.  Furthermore, currency-related derivative instruments may be used for short hedges – for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by a Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, a Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of a Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

A Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions.  If a call option written by a Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund.  If a call option written by a Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special Federal income tax rules.  All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

Foreign Investment Companies

Some of the securities in which the Columbus Core Plus, IronBridge Small Cap, IronBridge SMID, Mastholm International Equity, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds invest may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

The IronBridge Small Cap, IronBridge SMID, Mastholm International Equity, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of each Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Funds do not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund’s interest.  Dividends received by the Funds on the loaned securities are not treated as “qualified dividends” for tax purposes.

Line of Credit

The Funds may borrow money to the extent allowed (as described above under “Fund Policies: Fundamental and Non-Fundamental”) to meet shareholder redemptions from banks.  The Mastholm International Equity Fund has a $50 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.

Repurchase Agreements

The Funds may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. An Adviser or subadviser, as applicable, will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.

The Funds may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

A Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of substantial new capital gains.

The portfolio turnover rate for the Columbus Core Plus Fund was 424% and 1,093% for the fiscal years ended June 30, 2009 and June 30, 2008, respectively.  The portfolio turnover rate for the Columbus Core Fund was 414% and 965% for the fiscal years ended June 30, 2009 and June 30, 2008, respectively.  The Columbus Core Plus and Columbus Core Funds experienced high portfolio turnover rates during these periods due to the repeated movement of longer-term bond yields between critical levels in market valuation models of the Columbus Core Plus and Columbus Core Funds’ subadviser, Reams Asset Management Company LLC (“Reams”), to which it responded by making frequent adjustments to the portfolio’s duration strategy and holdings due to rapid changes in relative valuations.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Funds, as defined in the 1940 Act, due to his ownership interest in Frontegra and his indirect equity ownership in Timpani.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, IL 60062 Year of Birth: 1943	Independent Director	Indefinite; since June 1996

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969.  Mr. Heald has been a principal and a Director of Consulting Fiduciaries, Inc. (“CFI”), a registered investment adviser, since August of 1994.  CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				9	None

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002.	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	9	None

Interested Director and Officers
Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
William D. Forsyth III* Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President and Secretary Director Co-President, Treasurer and Assistant Secretary	Elected annually by the Board of Directors; since August 2008. Indefinite; since May 1996. From May 1996 to August 2008.

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008.  Mr. Forsyth has served as President of Timpani since August 2008 and served as Co-President from April 2008 to August 2008.  Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds’ shares (the “Distributor”), since August 2008 and as Co-President from August 2007 to August 2008.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm.  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth has earned the right to use the CFA designation.

				9	None

Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Elected annually by the Board of Directors; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991.  Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008.  Ms. Dilworth has served as Chief Financial Officer and Chief Compliance Officer of Timpani since April 2008. Ms. Dilworth has served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for the Van Wagoner Funds, Inc., and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

		N/A	N/A

(1) The Frontegra Funds consist of nine separate series, eight of which are discussed in this SAI.  The Frontegra IronBridge Global Focus Fund is an additional series of the Company that is not included in this SAI.

The Board of Directors has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee:  oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal year ended June 30, 2009, the Audit Committee met three times.  The two independent directors – Mr. Heald and Mr. Snyder – form  the Audit Committee.

The following table sets forth the dollar range of Fund shares beneficially owned by each director in the Frontegra family of Funds as of December 31, 2008, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.  The Sky International Value and Timpani Small Cap Growth Funds had not commenced operations as of the date of this SAI.

Dollar Range of Equity Securities Beneficially Owned
Name of Director	Columbus Core Plus Fund	Columbus Core Fund	IronBridge Small Cap Fund	IronBridge SMID Fund	Mastholm International Equity Fund	Netols Small Cap Value Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontegra Family of Funds
William D. Forsyth III(1)	Over $100,000	None	None	None	None	None	Over $100,000
David L. Heald	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	None	$10,001- $50,000	Over $100,000
James M. Snyder	None	None	Over $100,000	None	None	None	Over $100,000

____________________

(1)

This Director is deemed an “interested person” as defined in the 1940 Act.

As of September 30, 2009, officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of the Columbus Core Plus, Columbus Core, IronBridge Small Cap, IronBridge SMID, Mastholm International Equity, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds.

Directors and officers of the Company who are also officers, directors, employees or shareholders of the Advisers do not receive any remuneration from the Funds for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Funds for their services as director and officer and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as Chief Compliance Officer of the Company.  The Funds pay compensation to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as Chief Compliance Officer.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2009.  The Sky International Value and Timpani Small Cap Growth Funds had not commenced operations as of the date of this SAI.

Name	Columbus Core Plus Fund	Columbus Core Fund	IronBridge Small Cap Fund	IronBridge SMID Fund	Mastholm International Equity Fund	Netols Small Cap Value Fund	Total Compensation from Funds and Fund Complex(2)
William D. Forsyth III(1)	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
David L. Heald	$4,166.67	$4,166.67	$4,166.67	$4,166.67	$4,166.67	$4,166.67	$25,000(3)
James M. Snyder	$4,166.67	$4,166.67	$4,166.67	$4,166.67	$4,166.67	$4,166.67	$25,000(3)

__________________

(1)

Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(2)

The Frontegra Funds consist of nine separate series, eight of which are discussed in this SAI.

(3)

The disinterested directors may invest their compensation in shares of the Funds.

CODES OF ETHICS

The Company, Frontegra, Timpani and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, Timpani and the Distributor.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra, Timpani and the Distributor have a fiduciary duty to place the interests of Fund shareholders above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions in permitted investments.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s and Timpani’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

Reams has adopted a Code of Ethics that governs all directors, officers, advisory persons and employees of Reams (collectively, “Reams Access Persons”).  The Code of Ethics permits Reams Access Persons to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions.  The Code of Ethics requires all Reams Access Persons to preclear certain transactions.  It also prohibits Reams Access Persons from purchasing or selling any security within seven days of a trade by Reams in such security on behalf of any advisory client, unless the transaction is executed at the same or worse price as that received by the advisory client.  The Code of Ethics requires Reams Access Persons to submit initial and annual securities holdings reports and quarterly transaction reports.  The Code of Ethics places other limitations on the acquisition of securities by Reams Access Persons in certain circumstances, such as the purchase of securities in an initial public offering and the purchase of private placement securities.

IronBridge Capital Management, L.P. (“IronBridge”) has adopted a Code of Ethics that governs the personal trading activities of all “Access Persons.”  Access Persons generally include all directors and officers of IronBridge, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by IronBridge.  The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Access Persons to preclear most transactions, including with respect to mutual funds advised or subadvised by IronBridge, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or IronBridge considered purchasing or selling during the 10-day period immediately before or after the Access Person’s transaction.

Mastholm has adopted a Code of Ethics that governs all managers, officers and employees of Mastholm (collectively, “Investment Personnel”).  The Code of Ethics permits Investment Personnel to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Investment Personnel to preclear most transactions with Mastholm compliance personnel, to disclose all securities holdings and to submit monthly transaction reports.

Netols Asset Management, Inc. (“Netols”) has adopted a Code of Ethics that governs the personal trading activities of all “Access Persons,” which include all directors and officers of Netols, as well as certain employees and control persons who have access to nonpublic information regarding the purchase and sale of securities by Netols and/or client portfolio holdings.  The Code of Ethics permits access persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics prohibits access persons from purchasing or selling any security on any day that Netols (i) has a pending buy or sell order in that same security, (ii) purchased or sold that same security or (iii) is considering purchasing or selling that same security for a client account.

Sky Investment Counsel Inc. (“Sky”) has adopted a code of ethics and personal trading policy that applies to all “Access Persons,” which include officers and employees of Sky.  The code of ethics incorporates the CFA Institute Code of Ethics and Standards of Professional Conduct as well as the Investment Counsel Association of Canada Function and Principles of The Profession of Investment Counsel.  The firm and its personnel conduct their affairs in a manner consistent with the objectives of these standards.  The code of ethics permits Access Persons to buy and sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  All Access Persons are subject to special rules and restrictions with respect to trading in EAFE securities.  The code of ethics also covers:  pre-clearance and reporting of personal securities transactions; prohibited activities; initial and annual personal securities holdings reports; personal trading blackout periods; the provision of duplicate transaction confirmations; exempt securities; certifications of compliance; and breaches of the code.

PRINCIPAL SHAREHOLDERS

As of September 30, 2009, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of any class of a Fund:

Name and Address	Fund and Class	No. Shares	Percent of Fund
SEI Private Trust Company, Custodian	Columbus Core Plus	1,128,546.188	9.03%
1 Freedom Valley Dr.	Institutional
Oaks, PA 19456-9989

NFS LLC F/E/B/O*	Columbus Core Plus	883,256.264	7.07%
FMTC As Trustee for Ace Hardware, Inc.	Institutional
Ace Hardware Balanced Strategy
1 Spartan Way TS20
Merrimack, NH 03054-4300

Pershing LLC*	Columbus Core Plus	864,903.560	6.92%
P.O. Box 2052	Institutional
Jersey City, NJ 07303-2052

Fifth Third Bank*	Columbus Core Plus	677,053.765	5.42%
Deaconess Devel Corp.	Institutional
P.O. Box 3385
Cincinnati, OH 45263-0074

Wells Fargo Bank NA FBO*	Columbus Core Plus	666,241.654	5.33%
MS Baptist Health Systems	Institutional
P.O. Box 1533
Minneapolis, MN 55480-1533

Name and Address	Fund and Class	No. Shares	Percent of Fund
American Institute Of Physics Inc	Columbus Core	2,582,167.331	54.11%
1 Physics Ellipse
College Park, MD 20740-3841

San Diego Foundation	Columbus Core	1,345,723.872	28.20%
2508 Historic Decatur Road Suite 200
San Diego, CA 92106-6138

Wells Fargo Custodian*	Columbus Core	401,808.333	8.42%
University of Colorado Health Services Center
Proff Liability Self-Insurance Trust
1800 Grant St. #600
Denver, CO 80203-1148

COE College Endowment Fund	Columbus Core	387,492.122	8.12%
1220 1st Avenue NE
Cedar Rapids, IA 52402-5008

NFS LLC F/E/B/O*	IronBridge Small Cap	5,838,363.975	21.20%
The Northern Trust Company
PO Box 92956
Chicago, IL 60675-0001

Charles Schwab & Company*	IronBridge Small Cap	4,281,216.711	15.55%
101 Montgomery St.
San Francisco, CA 94104-4151

Hickory Point Bank*	IronBridge Small Cap	2,260,172.607	8.21%
225 N. Water St.
Decatur, IL 62523-2322

Ubatco & Co.	IronBridge Small Cap	1,458,870.935	5.30%
P O Box 82535
Lincoln, NE 68501-2535

NFS LLC F/E/B/O*	IronBridge SMID	8,322,831.664	20.99%
Bank Of America	Institutional
PO Box 831575
Dallas, TX 75283-1575

Charles Schwab & Company*	IronBridge SMID	5,753,420.078	14.51%
101 Montgomery St.	Institutional
San Francisco, CA 94104-4151

SEI Private Trust Company, Custodian	IronBridge SMID	4,000,827.608	10.09%
FBO The Legacy Trust Co.	Institutional
1 Freedom Valley Dr.
Oaks, PA 19456-9989

Name and Address	Fund and Class	No. Shares	Percent of Fund
Wells Fargo Bank*	IronBridge SMID	3,850,152.237	9.71%
University of La Verne Mutual Funds	Institutional
PO Box 1533
Minneapolis MN 55480-1533

State Of Indiana Trustee*	IronBridge SMID	2,010,326.657	5.07%
F/B/O State Of Indiana DEF Comp 401K	Institutional
8515 E. Orchard Rd., # 2T2
Greenwood Vlg, CO 80111-5002

Wilmington Trust Company 401K Plan*	IronBridge SMID	1,994,466.092	5.03%
FBO Kaleida 401K Plan	Institutional
PO Box 8880
Wilmington, DE 19899-8880

Patterson & Co. F/B/O*	Mastholm	3,768,526.098	14.46%
1525 West Wt Harris Blvd	International Equity
Charlotte, NC 28288

JP Morgan Chase Bank*	Mastholm	3,098,739.648	11.89%
Employees Retirement Plan of Bose Corp.	International Equity
4 New York Plz
New York , NY 10004-2413

Wells Fargo Bank NA*	Mastholm	2,772,968.028	10.64%
F/B/O El Paso County New Star Inst	International Equity
PO Box 1533
Minneapolis, MN 55480-1533

J P Morgan Chase Bank*	Mastholm	2,527,987.770	9.70%
c/o JP Morgan Ret Pln Svcs	International Equity
Bose Employees Ret Svngs 401(K)
9300 Ward Pkwy
Kansas City, MO 64114-3317

MAC & Co. *	Mastholm	2,366,405.046	9.08%
PO Box 3198	International Equity
525 William Penn Place
Pittsburgh, PA 15230-3198

Strafe & Co.	Mastholm	2,194,397.631	8.42%
PO Box 160	International Equity
Westerville, OH 43086-0160

Winthrop University Hospital	Mastholm	1,897,293.914	7.28%
259 1st St.	International Equity
Mineola, NY 11501-3957

Amalgamated Bank of Chicago*	Mastholm	1,892,081.568	7.26%
1 W. Monroe St.	International Equity
Chicago, IL 60603-5384

Name and Address	Fund and Class	No. Shares	Percent of Fund
Capinco*	Mastholm	1,845,170.455	7.08%
P.O. Box 1787	International Equity
Milwaukee, WI 53201-1787

SEI Private Trust Company Cust	Mastholm	1,555,885.256	5.97%
FBO Suntrust Bank	International Equity
1 Freedom Valley Dr.
Oaks, PA 19456-9989

New York Racing Association Inc.*	Mastholm	1,407,333.398	5.40%
Pension Plan for Assistant Starters	International Equity
PO Box 90
Jamaica, NY 11417-0090

NFS LLC F/E/B/O*		1,619,003.223	28.30%
Marshall & Ilsley Trust Co.	Netols
11270 W Park Pl., Suite 400	Small Cap Value
Milwaukee, WI 53224-3638	(Institutional)

Mitra & Co. *		1,209,613.036	21.15%
c/o Marshall & Ilsley Trust Co.	Netols
11270 W Park Pl., Suite 400	Small Cap Value
Milwaukee WI 53224-3638	(Institutional)

SEI Private Trust Company, Custodian	Netols	1,013,353.181	17.71%
FBO The Legacy Trust Co.	Small Cap Value
1 Freedom Valley Dr.	(Institutional)
Oaks, PA 19456-9989

Charles Schwab & Company*	Netols	632,642.802	11.06%
FBO Benefit Of Customers	Small Cap Value
101 Montgomery St.	(Institutional)
San Francisco, CA 94104-4151

Wells Fargo Bank*	Netols	407,703.139	7.13%
Millwright Union	Small Cap Value
PO Box 1533	(Institutional)
Minneapolis, MN 55480-1533

_____________________

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of September 30, 2009, no person owned a controlling interest (i.e., more than 25%) in the Company.  However, the American Institute of Physics, Inc. and the San Diego Foundation owned controlling interests in the Columbus Core Fund.  Additionally, NFS, LLC owned controlling interests in the IronBridge Small Cap Fund and the Netols Small Cap Value Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund.

INVESTMENT ADVISERS AND SUBADVISERS

Investment Advisers

Frontegra Asset Management, Inc.

Frontegra is the investment adviser to the Columbus Core Plus, Columbus Core, IronBridge Small Cap, IronBridge SMID, Mastholm International Equity, Netols Small Cap Growth and Sky International Value Funds.  William D. Forsyth III owns 100% of Frontegra and is President of Frontegra and the Company.  Mr. Forsyth is considered a control person of Frontegra due to his ownership of and position with Frontegra.  See “Directors and Officers” for Mr. Forsyth’s positions with Frontegra and related entities.

The investment advisory agreement (the “Frontegra Advisory Agreement”) has an initial term of two years from the date of the respective amendment relating to each Fund and is required to be approved annually by the Board or by vote of a majority of each of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Frontegra Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of each of the Fund’s outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.

Under the terms of the Frontegra Advisory Agreement, Frontegra supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds.  As compensation for its services, the Columbus Core Plus Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.40% of the average daily net asset value of the Fund, the Columbus Core Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.42% of the average daily net asset value of the Fund, the IronBridge Small Cap Fund pays to Frontegra a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund, the IronBridge SMID Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.85% of the average daily net asset value of the Fund, the Mastholm International Equity Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.95% of the average daily net asset value of the Fund, the Netols Small Cap Value Fund pays to Frontegra a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund and the Sky International Value Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.95% of the average daily net asset value of the Fund.

Pursuant to an expense cap agreement between Frontegra and the Company, on behalf of the Columbus Core Plus, Columbus Core, IronBridge Small Cap, IronBridge SMID, Mastholm International Equity, Netols Small Cap Value and Sky International Value Funds, Frontegra contractually agreed to waive its management fee and/or reimburse each of the Funds to ensure that the total operating expenses for each Fund, as a percentage of the average daily net asset value of each Fund (ADNA), are as follows:

Fund	Total Operating Expenses as % of ADNA
	Institutional Class / Common Shares	Class Y
Columbus Core Plus Fund	0.35%	0.75%
Columbus Core Fund	0.35%	n/a
IronBridge SMID Fund	0.95%	1.35%
IronBridge Small Cap Fund	1.10%	n/a
Mastholm International Equity Fund	0.75%	n/a
Netols Small Cap Value Fund	1.10%	1.50%
Sky International Value Fund	0.79%	1.19%

The expense cap agreements will continue in effect until October 31, 2010 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.

The Frontegra Advisory Agreement requires Frontegra to reimburse the Funds in the event that the expenses and charges payable by the Funds in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Funds are registered.  Such excess is determined by valuations made as of the close of each business day of the year.  Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of Frontegra’s fee, subject to later adjustment, month by month, for the remainder of the Funds’ fiscal year.

Timpani Capital Management LLC

Timpani is the investment adviser to the Timpani Small Cap Growth Fund.  Timpani is majority-owned by Frontier One LLC, a holding company.  William D. Forsyth is an equity owner in Frontier One LLC and is President of the Company.  Mr. Forsyth is considered a control person of Timpani due to his indirect ownership interest in Timpani.  See “Directors and Officers” for Mr. Forsyth’s positions with Timpani and related entities.  A brief description of the Fund’s investment advisory agreement is set forth in the Timpani Small Cap Growth Fund’s Prospectus under “Fund Management.”

The Board has approved an advisory agreement with Timpani relating to the Timpani Small Cap Growth Fund (the “Timpani Advisory Agreement”).  The Timpani Advisory Agreement has an initial term of two years and is required to be approved annually thereafter by the Board or by a vote of a majority of the Timpani Small Cap Growth Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Timpani Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Timpani Small Cap Growth Fund’s outstanding voting securities or by Timpani, and will terminate automatically in the event of its assignment.

Under the terms of the Timpani Advisory Agreement, Timpani supervises the management of the Timpani Small Cap Growth Fund’s investments and business affairs, subject to the supervision of the Board.  At its expense, Timpani provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Timpani Small Cap Growth Fund.  As compensation for its services, the Timpani Small Cap Growth Fund pays to Timpani a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Timpani Small Cap Growth Fund.

Pursuant to an expense cap agreement between Timpani and the Company, on behalf of the Timpani Small Cap Growth Fund, Timpani contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 1.50 % of the Fund’s average daily net assets for Class Y shares and 1.10 % of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect until October 31, 2010 with successive renewal terms of one year unless terminated by Timpani or the Company prior to any such renewal.

The Timpani Advisory Agreement requires Timpani to reimburse the Timpani Small Cap Growth Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Fund are registered.  Such excess is determined by valuations made as of the close of each business day of the year.  Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Timpani Small Cap Growth Fund by reduction of Timpani’s fee, subject to later adjustment, month by month, for the remainder of the Fund’s fiscal year.

Subadvisers

Reams Asset Management Company LLC

Frontegra has entered into a subadvisory agreement under which Reams serves as the Columbus Core Plus and Columbus Core Funds’ subadviser and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Under the agreement, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.21% of the Columbus Core Plus Fund’s average daily net assets.  With respect to the Columbus Core Fund, Reams receives 75% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  Mark M. Egan is Senior Vice President and a Manager of Reams.  David B. McKinney is President, Chief Compliance Officer and a Manager of Reams.  Thomas M. Fink is a Senior Vice President and a Manager of Reams.   Mr. Egan,

Mr. McKinney and Mr. Fink are each considered a control person of Reams due to their ownership of and/or their position with Reams.

IronBridge Capital Management, LP

Frontegra has entered into a subadvisory agreement under which IronBridge serves as the IronBridge Small Cap and IronBridge SMID Funds’ subadviser and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.   Under the agreement, as compensation from Frontegra for its subadvisory services to the IronBridge Small Cap Fund, IronBridge receives 0.40% of the Fund’s average daily net assets for Fund assets of $200,000,000 or less and 60% of the net fee received by Frontegra for Fund assets over $200,000,000 after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  Under the agreement, as compensation from Frontegra for its investment advisory services to the IronBridge SMID Fund, IronBridge receives 0.35% of the Fund’s average daily net assets for Fund assets of $100,000,000 or less and 60% of the net fee received by Frontegra for Fund assets over $100,000,000 after giving effect to any fee waiver or reimbursement by Frontegra pursuant to an expense cap agreement discussed above.

Additionally, under the subadvisory agreement between Frontegra and IronBridge, IronBridge is entitled to receive a percentage of any waived advisory fees and reimbursed expenses recouped by Frontegra that relate to periods in which IronBridge was paid a percentage of the net advisory fee.  For each Fund, IronBridge will receive the same percentage of any recouped advisory fees as the percentage it received of the net advisory fee at the time of the fee waiver.  Specifically, for each Fund, IronBridge is entitled to receive either (i) 50% (the subadvisory fee under the previous subadvisory agreement) of any advisory fees or expenses recouped by Frontegra that relate to periods during which the previous subadvisory agreement was in effect or (ii) 60% (the subadvisory fee under the current subadvisory agreement) of any advisory fees or expenses recouped by Frontegra that relate to periods during which the current subadvisory agreement is in effect.

Christopher C. Faber is the General Partner and President of IronBridge.  Jeffrey B. Madden is a Partner and Portfolio Manager of IronBridge.  Elizabeth H. Murphy is the Chief Operating Officer of IronBridge.  Samuel T. Eddins is a Partner and Director of Research of IronBridge.  John G. Davis is the Chief Compliance Officer of IronBridge.  Mr. Faber, Ms. Murphy, Mr. Eddins and Mr. Davis are each considered a control person of IronBridge due to their ownership of and/or their position with IronBridge.

Mastholm Asset Management, LLC

Effective October 12, 2009, Mastholm assumed the day-to-day investment management responsibilities for the Mastholm International Equity Fund from New Star Institutional Managers Limited and the previous subadvisory agreement with New Star terminated.  In order to avoid disruption of the Fund’s investment management program, the Board approved an interim subadvisory agreement with Mastholm pending shareholder approval of a new subadvisory agreement.  In connection with the change in subadviser, the Fund changed its name from the Frontegra New Star International Equity Fund to the Frontegra Mastholm International Equity Fund.

Under the interim subadvisory agreement between Frontegra and Mastholm, Mastholm serves as the Mastholm International Equity Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Pursuant to the agreement, Mastholm is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above subject to a minimum of 0.33% of the Fund’s average daily net assets.  The following persons may be deemed to be control persons of Mastholm due to their ownership in and/or position with the firm.  Thomas M. Garr is a Managing Director, Chief Operating Officer and Chief Compliance Officer of Mastholm.  Theodore J. Tyson is a Managing Director and Chief Investment Officer of Mastholm.  Robert L. Gernstetter is a Director of Mastholm responsible for management and client matters.  Douglas R. Allen is a Director of Mastholm.  Stephen P. Arnold is Director of Trading of Mastholm.  Andrew J. Elofson is a Director of Mastholm.

Netols Asset Management, Inc.

Frontegra has entered into a subadvisory agreement under which Netols serves as the Netols Small Cap Value Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, Netols is compensated by Frontegra for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets.  Jeffrey W. Netols is the founder, Portfolio Manager and 100% owner of Netols.

Sky Investment Counsel, Inc.

Frontegra has entered into a subadvisory agreement under which Sky serves as the Sky International Value Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, Sky is compensated by Frontegra for its investment advisory services at the annual rate of 0.40%.  In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of 401(k) plan, other defined contribution plan or insurance company investments in the Fund, Frontegra will compensate Sky an extra 0.20% of the average daily net assets of initial investments of $20,000,000 to $40,000,000, an extra 0.15% of the average daily net assets of initial investments of $40,000,001 to $60,000,000 and an extra 0.10% of the average daily net assets of initial investments of over $60,000,000.  Phillips, Hager & North Investment Management Ltd., an investment company owned by Royal Bank of Canada, has a 35% interest in Sky.  The remaining 65% is employee-owned.  Jennifer L. Witterick, President and Chief Executive Officer of Sky, is the lead portfolio manager for the Fund.  Ms. Witterick is considered a control person due to her ownership of and position with Sky.

Advisory Fees

For the fiscal periods ended June 30, 2009, 2008 and 2007, the Columbus Core Plus, Columbus Core, IronBridge Small Cap, IronBridge SMID, Mastholm International Equity, and Netols Small Cap Value Funds paid the following advisory fees to Frontegra under the Frontegra Advisory Agreement, and Frontegra waived or recouped the following amounts.  No information is provided for the Sky International Value Fund or the Timpani Small Cap Growth Fund (advised by Timpani) because these Funds had not commenced operations as of the date of this SAI.

Fund / Fiscal Period Ended	Advisory Fee	(Waiver)/ Recoupment	Advisory Fee After (Waiver)/ Recoupment

Columbus Core Plus Fund
June 30, 2009	$1,594,707	$(542,331)	$1,052,376
June 30, 2008	$1,734,350	$(802,439)	$ 931,911
June 30, 2007	$1,168,809	$(874,012)	$ 294,797

Columbus Core Fund
June 30, 2009	$ 343,157	$(276,351)	$ 66,806
June 30, 2008	$ 402,868	$(341,113)	$ 61,755
June 30, 2007	$ 380,729	$(380,729)	$ 0

IronBridge Small Cap Fund
June 30, 2009	$3,002,000	$ 0	$3,002,000
June 30, 2008	$4,174,986	$ 32,371	$4,207,357
June 30, 2007	$4,019,684	$ 108,120	$4,127,804

IronBridge SMID Fund
June 30, 2009	$2,054,210	$ (18,348)	$ 2,035,862
June 30, 2008	$1,726,133	$ (22,812)	$ 1,703,321
June 30, 2007	$1,438,918	$ (43,079)	$ 1,395,839

Mastholm International Equity Fund
June 30, 2009	$2,455,064	$(1,057,926)	$ 1,397,138
June 30, 2008	$6,177,170	$(2,007,759)	$ 4,169,411
June 30, 2007	$5,736,266	$(1,947,759)	$ 3,788,507

Netols Small Cap Value Fund
June 30, 2009	$ 322,554	$ (111,209)	$ 211,345
June 30, 2008	$ 223,142	$ (110,227)	$ 112,915
June 20, 2007	$ 114,875	$ (114,875)	$ 0

Potential Conflicts of Interest

Mr. Forsyth, Frontegra’s owner and principal executive officer and an indirect equity owner of Timpani, generally devotes a substantial portion of his time to the services of Frontier Partners, Inc. (“Frontier”), a consulting/marketing firm that operates as a third-party solicitor for investment advisers.  Mr. Forsyth is the owner and a partner of Frontier and derives compensation from such positions.  Pursuant to contractual consulting arrangements, Frontier provides services to and is compensated by Reams, IronBridge, Netols, Sky and Timpani.  These arrangements may present a conflict of interest.  Frontegra may not be inclined to terminate a subadvisory relationship with Reams, IronBridge, Netols or Sky when its affiliate, Frontier, is receiving compensation from such entities for other services.  Similarly if Reams, IronBridge, Netols or Sky discontinues using the services of Frontier, Frontegra may have an incentive to terminate the advisory contract with the subadviser irrespective of the subadviser’s performance and replace the subadviser with an entity who would retain the services of Frontier.  With respect to Timpani, Mr. Forsyth may have an incentive to refer clients to Timpani due to his ownership interest in Timpani.  Nonetheless, the Board retains ultimate oversight of a Fund and its advisory and subadvisory relationships.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus for each Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the applicable Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.  In the case of the Netols Small Cap Value Fund, the Sky International Value Fund and the Timpani Small Cap Growth Fund, Jeffrey W. Netols, Jennifer L. Witterick and Brandon M. Nelson, respectively, are the sole portfolio managers of such Funds.  None of the mutual fund clients of any adviser or subadviser pays a performance-based fee.

Other Accounts Managed by the Portfolio Managers
As of June 30, 2009

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
Columbus Core Plus Fund Columbus Core Fund
Reams Asset Management Company, LLC(1)
Mark M. Egan	0	$0	1	$134 million	0	$0	77	$8.8 billion	3	$339.4 million
Thomas M. Fink	0	$0	1	$134 million	0	$0	77	$8.8 billion	3	$339.4 million
Todd C. Thompson	0	$0	1	$134 million	0	$0	77	$8.8 billion	3	$339.4 million
Steven T. Vincent	0	$0	1	$134 million	0	$0	77	$8.8 billion	3	$339.4 million

IronBridge Small Cap Fund
IronBridge SMID Fund
IronBridge Capital Management, L.P.(1)
Christopher Faber	2	$160 million	2	$149 million	0	$0	62	$2.6 billion	3	$201 million
Jeffrey B. Madden	2	$160 million	2	$149 million	0	$0	62	$2.6 billion	3	$201 million

Mastholm International Equity Fund
Mastholm Asset Management, LLC(1)
Theodore J. Tyson	1(2)	$166 million(2)	2	$246 million	0	$0	7	$851 million	2	$508 million
Douglas R. Allen	1(2)	$166 million(2)	2	$246 million	0	$0	7	$851 million	2	$508 million
Daniel Y. Kim	1(2)	$166 million(2)	2	$246 million	0	$0	7	$851 million	2	$508 million
Andrew J. Elofson	1(2)	$166 million(2)	2	$246 million	0	$0	7	$851 million	2	$508 million

Netols Small Cap Value Fund
Netols Asset Management, Inc.
Jeffrey W. Netols	0	$0	1	$59.1 million	0	$0	71	$796 million	0	$0

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
Sky International Value Fund
Sky Investment Counsel Inc.
Jennifer L. Witterick	0	$0	6(3)	$1.3 billion(3)	1	$13 million	3	$56 million	0	$0

Timpani Small Cap Growth Fund
Timpani Capital Management LLC
Brandon M. Nelson	0	$0	0	$0	0	$0	2	$44 million	0	$0

_____________________

(1) Accounts are managed jointly with other portfolio managers listed.
(2) Mastholm subadvises a sub-portfolio of another registered investment company.  The “total assets” represents the sub-portfolio managed by Mastholm.

(3) Includes mutual funds registered in Canada.

Potential Conflicts of Interest

The subadvisers’ and Timpani’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Funds, these accounts may include other mutual funds, separate accounts and private investment vehicles.

Columbus Core Plus and Columbus Core Funds – Reams Asset Management Company, LLC

Potential conflicts may arise in connection with any portfolio manager’s management of the Funds and the management of any other accounts in areas such as the allocation of investment opportunities and the aggregation and allocation of trades.  Reams has developed and implemented a number of policies and procedures that are designed to ensure that the interests of all Reams’ clients are protected.  Policies that are a part of Reams’ compliance program address areas such as trade allocations, cross trading, insider trading and trade management.  Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.

IronBridge Small Cap and IronBridge SMID Funds - IronBridge Capital Management, L.P.

IronBridge’s compliance department has established policies in areas such as trade allocations, cross trading, insider trading and trade management to prevent potential conflicts in connection with any portfolio manager’s management of the Funds and the management of any other accounts.  IronBridge’s Chief Compliance Officer oversees these policies and procedures.

Mastholm International Equity Fund – Mastholm Asset Management, LLC

Mastholm is an international equity growth manager that manages other client portfolios with positions similar to those in the portfolio that Mastholm manages for the Mastholm International Equity Fund.  Positions are bought and sold for all clients based on their investment criteria and Mastholm’s investment style.  Mastholm manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

Netols Small Cap Value Fund – Netols Asset Management, Inc.

The Netols Small Cap Value Fund portfolio manager may manage multiple accounts for multiple clients.  In addition to the Fund, these other accounts may include other mutual funds managed on a subadvisory basis, collective trust accounts and separate accounts for individuals, pension and profit sharing plans, foundations and 401(k) plans.  Netols manages potential conflicts of interest between the Fund and other types of accounts through allocation policies and oversight by the firm's Chief Compliance Officer.  Netols has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including the Fund, participate in investment decisions involving the same securities.

Sky International Value Fund – Sky Investment Counsel Inc.

Sky’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Sky International Value Fund, these accounts may include other mutual funds, separate accounts and private investment vehicles.  Sky is regulated by the Ontario Securities Commission in Canada and is a registered investment adviser with the SEC.  Sky’s compliance department has established policies in areas such as personal trading, trade allocation and aggregation and cross trading to prevent potential conflicts in connection with any portfolio manager’s management of the Sky International Value Fund and the management of any other accounts.  Sky’s compliance department regularly reviews and monitors these policies and conducts an annual risk review to identify those areas where a greater degree of oversight is required.  Brian Goldstein, Sky’s Chief Compliance Officer, is responsible for developing and monitoring the firm’s policies and procedures to ensure compliance with state and federal laws and to ensure that any conflicts of interest are avoided.

Timpani Small Cap Growth Fund - Timpani Capital Management LLC

Timpani’s portfolio manager advises other accounts in addition to the Timpani Small Cap Growth Fund..  These accounts may include other mutual funds, separate accounts and private investment vehicles.   Potential conflicts may arise in connection with the portfolio manager’s management of the Timpani Small Cap Growth Fund and the management of any other accounts in areas such as the allocation of investment opportunities and the aggregation and allocation of trades.  Timpani has developed and implemented policies and procedures that are designed to ensure that the interests of all Timpani’s clients are protected.  Policies that are a part of Timpani’s compliance program address areas such as trade allocations, cross trading, insider trading and trade management.  Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.  Timpani’s Chief Compliance Officer oversees these policies and procedures.

Compensation of Portfolio Managers

Columbus Core Plus and Columbus Core Funds

The compensation of the portfolio managers of the Columbus Core Plus Fund and the Columbus Core Fund is not tied directly to either the performance or the net asset value of the Funds.  Compensation of the portfolio managers, who are all employees of Reams, is dependent in part on the overall profitability of Reams.  Because the Columbus Core Plus and Columbus Core Funds account for approximately 5% of the total assets under management by Reams, the performance of the Funds only remotely impacts the profitability of Reams and, consequently, the compensation of the portfolio managers.

Reams’ senior fixed income professionals’ compensation is directly related to the success of Reams’ fixed income business.  As managing directors and owners, they earn a base salary and share in the profits of the business.  Compensation for other investment professionals consists of a base salary, an annual bonus and participation in a profit-sharing pool.  Reams’ portfolio managers may own and may be offered an opportunity to purchase or sell equity interests in Reams.

IronBridge Small Cap and IronBridge SMID Funds

The compensation of the portfolio managers of the IronBridge Small Cap and the IronBridge SMID Funds is not directly tied to the performance of the Funds.  Portfolio managers of the Funds are paid a flat base salary and receive annual bonuses based on individual performance and the success of the firm, rather than the performance of individual accounts.  IronBridge’s portfolio managers may own and may be offered an opportunity to purchase or sell equity interests in IronBridge.

Mastholm International Equity Fund

The compensation of the portfolio managers of the Mastholm International Equity Fund is not directly tied to the performance or the value of the assets in the Fund.  Compensation of portfolio managers depends on the overall profitability and success of Mastholm.  The portfolio managers receive a compensation package that includes a percentage of profits based on the portfolio manager’s pro rata ownership of the firm and fixed retirement benefits in a 401(k) plan.

Netols Small Cap Value Fund

Mr. Netols is the 100% owner of Netols.  He is compensated with salary plus bonus, which is based on the overall success of the firm.

Sky International Value Fund

All investment professionals at Sky are compensated with salary plus bonus.  A portion of the potential bonus is based on the quality of recommendations for the portfolio.  The quality of recommendations is measured over time using the following criteria: idea generation, productivity, quality of written reports, presentation skills, timeliness of reports and team support.  The recommendations are measured and reviewed regularly by Ms. Witterick, the President and Chief Executive Officer of Sky.  Professionals also have the opportunity to participate in equity ownership in the organization.  Ownership criteria include: a long-term commitment to the firm, strong analytical skills needed for the daily investment responsibilities, potential leadership abilities and a willingness to take on a greater role at the organization over time.  In addition to the potential for equity ownership, employees also participate in a firm revenue sharing program.  Sky contributes a portion of revenues into a pool that is invested in the firm’s International Value strategy.  Employees are vested in the pool after five years.

Timpani Small Cap Growth Fund

The portfolio manager of the Timpani Small Cap Growth Fund is compensated through a base salary.  The portfolio manager of the Fund also owns an indirect equity interest in Timpani and is entitled to a bonus based on Timpani’s gross revenue at the end of each fiscal year.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2009, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.  As of the date of this SAI, the portfolio managers of Sky and Timpani do not own any shares of the Sky International Value and Timpani Small Cap Growth Funds, respectively, because these Funds had not commenced operations as of the date of this SAI.

Fund/Portfolio Manager	Dollar Range of Shares Owned
Columbus Core Plus Fund
Mark M. Egan	None
Tom Fink	None
Todd Thompson	None
Steven T. Vincent	None

Columbus Core Fund
Mark M. Egan	None
Tom Fink	None
Todd Thompson	None
Steven T. Vincent	None

IronBridge Small Cap Fund
Christopher Faber	$100,001 – $500,000
Jeffrey B. Madden	$50,001 – $100,000

IronBridge SMID Fund
Christopher Faber	None
Jeffrey B. Madden	$500,001 – $1,000,000

Mastholm International Equity Fund
Theodore J. Tyson	None
Douglas R. Allen	None
Daniel Y. Kim	None
Andrew J. Elofson	None

Netols Small Cap Value Fund
Jeffrey W. Netols	None

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about their portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company, Frontegra, Reams, IronBridge, Mastholm, Netols, Sky and Timpani may disclose information about their respective Fund’s portfolio holdings only in the following circumstances:

•

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

Each Fund’s full portfolio holdings as of quarter end will be posted on the Company’s website no earlier than 10 days after quarter end (30 days in the case of the IronBridge Small Cap Fund and the IronBridge SMID Fund).

•

Each Fund’s full portfolio holdings as of quarter end may be included in a quarterly report provided to certain shareholders of each Fund following posting of the portfolio holdings on the Company’s website.

•

Frontegra or a subadviser may disclose Fund portfolio holdings in regulatory filings and to the Funds’ service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•

The portfolio holdings as of each quarter end for the Columbus Core Plus, Columbus Core, Mastholm International Equity, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds will be disclosed to the rating agencies listed below no earlier than 10 days after quarter end.  The portfolio holdings as of each quarter end for the IronBridge Small Cap Fund and IronBridge SMID Fund will be disclosed to the rating agencies listed below no earlier than 30 days after quarter end.

Morningstar, Inc.

Thomson Financial Services

Lipper, Inc.

Vickers Stock Research Corporation

Standard & Poor’s Ratings Group

Capital Bridge, Inc.

Bloomberg L.P.

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants, existing clients or prospective clients no earlier than 10 days after month end.

•

A Fund’s top 10 holdings as of a quarter end may be included in Fund fact sheets following the posting of each Fund’s top 10 holdings as of quarter end on the Company’s website.

•

A Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and Frontegra or a subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

•

Subadvisers and Timpani are also permitted to disclose the portfolio holdings of the applicable Funds to certain service providers as indicated below:

IronBridge Capital Management, L.P. (for the IronBridge Small Cap Fund, IronBridge SMID Fund and IronBridge Global Focus Fund)

o

Headstrong Corp. – daily, for cash and portfolio reconciliation services

o

Institutional Shareholder Services, Inc. – daily, for proxy voting services

Timpani Capital Management LLC (for the Timpani Small Cap Growth Fund)

o

Institutional Shareholder Services, Inc. – daily, for proxy voting services

The Company is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities without prior approval of the Board of Directors.  No compensation or other consideration may be received by the Funds an Adviser or any subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board of Directors.  The Board of Directors will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of an Adviser, subadviser or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to the Advisers the authority to vote proxies, subject to the supervision of the Board.  The Board also authorized Frontegra to delegate its authority to vote proxies to each Fund’s subadviser pursuant to the subadvisory agreement, if Frontegra believes that the subadviser is in the best position to make voting decisions on behalf of a Fund.  In addition, the Board authorized Frontegra, Timpani and each subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on a Fund’s behalf.  The Funds’ proxy voting procedures provide that, in the event of a conflict between the interests of Frontegra, Timpani or a subadviser and a Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

Reams’ proxy voting policies generally provide that the Director of Operations, in consultation with Reams’ research department, will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  Reams has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  Proxy solicitations that might involve a conflict of interest between Reams and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on Reams’ part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Board (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

IronBridge’s proxy voting policies provide that IronBridge will vote proxies with respect to client securities in a manner consistent with the best interest of clients, IronBridge Small Cap Fund and IronBridge SMID Fund shareholders.  IronBridge has adopted proxy voting guidelines established by Institutional Shareholder Services, a third party voting service, to be followed in most cases, unless client interests or specific voting issues require otherwise.  Proxy solicitations that might involve a conflict of interest between IronBridge and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on IronBridge’s part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Board (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

Mastholm believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  Mastholm is committed to voting corporate proxies in the manner that serves the best interests of its clients.  Mastholm believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

To implement Mastholm’s proxy voting policies, Mastholm has developed the following procedures for voting proxies. Upon receipt of a corporate proxy by Mastholm, the special or annual report and the proxy are submitted to Mastholm’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Mastholm’s voting guidelines.  In cases where Mastholm is aware of a conflict between the interests of a client(s) and the interests of Mastholm or an affiliated person of Mastholm, Mastholm will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions.

Netols’ proxy voting policies provide that Netols will vote proxies with respect to client securities in a manner consistent with the best economic interests of its clients.  Netols has adopted proxy voting guidelines which provide that Netols generally votes in a manner that, in Netols’ opinion, will increase shareholder value.  Proxy solicitations that might involve a conflict of interest between Netols and client interests will be handled in one of the following ways:

•

Engage an independent party to determine how to vote the proxy;

•

Vote the securities in accordance with a report prepared by Netols that describes the conflict of interest and confirms that the recommendation was made solely on the investment merits;

•

Refer the proxy to the client or to a representative of the client for voting purposes; or

•

Disclose the conflict to the client and seek their consent to vote the proxy.

Sky’s proxy voting policies provide that Sky will vote proxies in the best economic interests of its clients.  Sky seeks to vote in a manner that, in Sky’s opinion, will increase shareholder value.  In evaluating a particular proxy proposal, Sky takes into consideration factors such as management’s assertions regarding the proxy proposal, Sky’s determination of how the proxy proposal will impact its clients and Sky’s determination of whether the proxy proposal will create dilution for shareholders.  Sky generally support management’s recommendations on proxy issues related to business operations matters but will vote against management’s recommendations when Sky believes the company’s management is acting in an inconsistent manner with its clients’ best interests.  With respect to proxy proposals regarding compensations matters, Sky will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) deemed by Sky to represent excessive compensation.  With respect proxy proposals regarding control matters (such as mergers and anti-takeover tactics), Sky will review each proposal on a case-by-case basis, but will generally vote against anti-takeover tactics.  Additionally, Sky generally opposes measures limiting the rights of shareholders and measures preventing shareholders from accepting an offer of a sale of a company.  Unless a client requests otherwise, proxy solicitations that may involve a conflict of interest between Sky and client interests will be handled in one of the following ways to ensure the proxy voting decision is in the client’s best interests:

•

Engage an independent party to determine how to vote the proxy;

•

Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

•

Refer the proxy to a client or to a representative of the client for voting purposes;

•

Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or

•

Vote in accordance with a pre-determined voting policy, as disclosed to clients.

Timpani’s proxy voting policies provide that Timpani will vote proxies with respect to client securities in a manner consistent with the best interest of clients and the Timpani Small Cap Growth Fund’s shareholders.  Timpani has adopted proxy voting guidelines established by Institutional Shareholder Services, a third party voting service, to be followed in most cases, unless client interests or specific voting issues require otherwise.  Proxy solicitations that might involve a conflict of interest between Timpani and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on Timpani’s part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Board (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

Reams, IronBridge, Mastholm, Netols and Sky (the “Subadvisers”) and Timpani are responsible for decisions to buy and sell securities for the applicable Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  The Subadvisers and Timpani seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Subadvisers, Timpani or the Funds.  The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Funds’ futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Funds may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the Subadvisers or Timpani consider the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of a Fund’s shares.

For the fiscal periods ended June 30, 2009, 2008 and 2007, the Funds paid the brokerage commissions listed in the following table.  No information is provided for the Sky International Value and Timpani Small Cap Growth Funds because these Funds had not commenced operations as of the date of this SAI.

	Brokerage Commissions Paid
Fund	For the fiscal period ended June 30
	2009	2008	2007
Columbus Core Plus Fund	$75,781	$0	$0
Columbus Core Fund	$0	$0	$0
IronBridge Small Cap Fund	$158,986	$199,528	$175,078
IronBridge SMID Fund	$230,237	$133,730	$127,002
Mastholm International Equity Fund	$514,556	$1,166,537	$1,143,531
Netols Small Cap Value Fund	$75,060	$41,940	$23,794

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Subadvisers and Timpani consider investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Subadvisers or Timpani determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Funds.  The Subadvisers and Timpani believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds.  The Subadvisory Agreements and Timpani Advisory Agreement provide that such higher commissions will not be paid by the Funds unless (a) the Subadvisers or Timpani determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Subadvisers’ or Timpani’s overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreements and Timpani Advisory Agreement; and (c) in the opinion of the Subadvisers or Timpani, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.  The investment advisory fees paid by the Funds under the Frontegra Advisory Agreement or Timpani Advisory Agreement are not reduced as a result of the Subadvisers’ or Timpani’s receipt of research services.  In some cases, certain Subadvisers or Timpani may enter into client commission arrangements pursuant to which the Subadviser or Timpani will place a trade with a broker, who will then credit a negotiated portion of the commission to another firm as requested by the Subadviser or Timpani for the purpose of funding a pool to be used to pay for research products or services received by the Subadviser or from other third parties.  The client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Exchange Act and the SEC’s interpretative guidance relating thereto.

During the fiscal year ended June 30, 2009, pursuant to these arrangements, the IronBridge Small Cap Fund paid total commissions of $15,913 on transactions with a principal value of $24.1 million and the IronBridge SMID Fund paid total commissions of $23,165 on transactions with a principal value of $36.9 million.  The following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents during fiscal 2009. No information is provided for the Sky International Value and Timpani Small Cap Growth Funds because these Funds had not commenced operations as of the date of this SAI.

Fund	Regular Broker or Dealer	Amount
Columbus Core Plus
	Barclay Investments Ltd.	$ 10,206,023
	Citigroup Global Markets Inc.	$ 9,968,942
	Credit Suisse	$ 6,676,250
	Deutsh Bank Trust Co.	$ 3,110,250
Columbus Core
	Barclay Investments Ltd.	$ 1,184,774
	Citigroup Global Markets Inc.	$ 1,659,169
	Credit Suisse	$ 796,250
	Deutsh Bank Trust Co.	$ 851,500
IronBridge Small Cap
	Knight Capital	$ 1,866,566
IronBridge SMID
	Knight Capital	$ 1,992,719
Mastholm International Equity
	Credit Suisse	$ 3,478,003
	UBS AG	$ 1,191,703
Netols Small Cap Value Fund	N.A.	N.A.

The Subadvisers and Timpani place portfolio transactions for other advisory accounts that they manage.  Research services furnished by firms through which the Funds effect their securities transactions may be used by the Subadvisers and Timpani in servicing all of their accounts.  Not all of such services may be used by the Subadvisers or Timpani in connection with the Funds.  The Subadvisers and Timpani believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Subadvisers and Timpani believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.  The Subadvisers and Timpani seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds.  In making such allocations between the Funds and other advisory accounts, the main factors considered by the Subadvisers or Timpani are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Funds’ assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Funds (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund.  There is a fee of $6,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Funds, a fee, computed daily and payable monthly based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.  For the fiscal years ended June 30, 2009, 2008 and 2007, U.S. Bancorp Fund Services, LLC received $497,995, $641,511 and $623,870, respectively, from the Company for such services.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

Distributor

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Funds’ shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Funds’ shares on a continuous, best efforts basis.  The Distributor is an affiliate of Frontegra.  As compensation for its services under the Distribution Agreement, for Class Y shares of the applicable Funds, the Distributor may be reimbursed for certain activities according to the plan adopted by the Company pursuant to Rule 12b-1 Plan, discussed below.  During each of the fiscal years ended June 30, 2009, 2008 and 2007, the Distributor did not receive commissions or other compensation for the sale of Fund shares.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Funds’ outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Funds on 60 days written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Rule 12b-1 Plan

Class Y shares of the Columbus Core Plus, IronBridge SMID, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds are subject to a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan authorizes payments by the Fund at an annual rate of up to 0.25% of the average daily net asset value of the Class Y shares of these Funds.  The Plan provides that the Distributor will act as distributor of the Class Y shares of these Funds, and it permits the payment of fees to the Distributor or others, such as mutual fund supermarkets, brokers, dealers, administrators and other financial intermediaries (collectively, “Financial Intermediaries”), as reimbursement for activities primarily intended to result in the sale of shares of the Funds.  Such activities typically include advertising, compensation for sales and sales marketing activities by Financial Intermediaries, and the production and dissemination of prospectuses and sales and marketing materials.  To the extent any activity is one which a Fund may finance without the Plan, such Fund may also make payments to finance such activity outside the Plan and not subject to its limitations.  During the fiscal year ending June 30, 2009, Class Y shares of the Netols Small Cap Value Fund incurred Rule 12b-1 fees of $2,149, all of which was used to compensate broker-dealers.

The Plan is a reimbursement-type plan, which means that the Class Y shares of the Columbus Core Plus, IronBridge SMID, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds pay the Distributor and other qualified recipients an amount necessary to reimburse the Distributor and Financial Intermediaries for their allocated share of expenses incurred pursuant to the Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets

attributable to Class Y shares.   Payments by a Fund under the Plan may be made to reimburse the Distributor and Financial Intermediaries for services provided in connection with the distribution of these Funds’ Class Y shares to investors.  The Plan increases the Class Y shares’ expenses from what they would otherwise be.  The Fund may engage in joint distribution activities with other Class Y shares of the Frontegra Funds and to the extent the expenses are not allocated to a specific Frontegra Fund, expenses will be allocated based on a Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board of Directors receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Directors, including a majority of the independent directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Directors, including a majority of the independent directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.  The Plan is designed to encourage Financial Intermediaries to provide distribution services to the Fund and holders of Class Y shares.

Interests in the Plan

Frontegra and Timpani, in their capacity as the Funds’ investment advisers, and the Distributor, in its capacity as principal distributor of Fund shares, have direct and/or indirect financial interests in the Plan.  Mr. Forsyth has indirect financial interests in the Plan through his control of Frontegra and the Distributor and his indirect equity ownership in Timpani.  No other “interested person” of the Funds, as defined in the 1940 Act, and no director of the Funds who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

The Plan, including a form of the Rule 12b-1 related agreement, was approved by the Board of Directors, including all of the directors who are not interested persons (as defined in the 1940 Act) of the Funds and have no direct or indirect financial interest in the Plan or any related agreements (the “Rule 12b-1 Independent Directors”).  The continuation of the Plan will be approved annually by the Board of Directors, including a majority of the Rule 12b-1 Independent Directors.  The Board of Directors has determined that the Plan is likely to benefit Class Y shares of the Columbus Core Plus, IronBridge SMID, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds by providing an incentive for Financial Intermediaries to engage in sales and marketing efforts on behalf of these Funds and to provide enhanced services to Class Y shareholders.  Under the Plan, the Distributor will provide the Board of Directors and the directors will review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.  As part of this quarterly review of the Plan, the directors will consider the continued appropriateness of the Plan and the level of compensation payable thereunder.

Shareholder Services

Class Y shares of the Columbus Core Plus, IronBridge SMID, Netols Small Cap Value, Sky International Value and Timpani Small Cap Growth Funds pay an annual shareholder servicing fee of up to 0.15% of the Class Y shares’ average daily net asset value to Financial Intermediaries for providing shareholder services and maintaining shareholder accounts for their customers who are Fund shareholders.  These services may include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemption of shares.  The Distributor is the shareholder servicing agent for the Funds.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of each Fund are sold on a continuous basis at each Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” each Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  Each Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed by Reams to reflect more accurately the fair market value of such securities.  Otherwise, actual sale or bid prices are used.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than Nasdaq) on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price.  However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board may approve the use of pricing services to assist the Funds in the determination of net asset value.  Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of a Fund may be purchased “in kind,” subject to the approval of an Adviser and/or subadviser and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with the applicable Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of a Fund, and a Fund’s tax basis in the transferred securities will be equal to their fair market value.  However, if a transfer of securities in exchange for shares qualifies as a tax-free transaction under the Code, the investors transferring those securities to a Fund will generally not recognize any gain or loss, for federal income tax purposes, as a result of the transfer.  In this event, a Fund’s tax basis in the transferred securities may be less than (if the securities have appreciated in value) or greater than (if the securities have depreciated in value) the fair market value of those securities.  If a Fund’s tax basis in the transferred securities is less than the fair market value of those securities, then a Fund, upon disposition of the securities, may recognize more taxable gain (or less taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer; conversely, if a Fund’s tax basis in the contributed securities is greater than the fair market value of the securities, then a Fund, upon disposition of the securities, may recognize less taxable gain (or more taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUNDS

Each Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  In the event a Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  In this event, a Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction.  This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Each Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to and designated by a Fund as “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Currently, the maximum rate applicable to long-term capital gains recognized by noncorporate shareholders, and thus to qualified dividend income, is set at 15%.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.”  Passive foreign investment corporations and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations.  The portion of a distribution that a Fund pays that is attributable to and designated by the Fund as qualified dividend income may be treated by the noncorporate shareholders of the Fund as qualified dividend income.  If a Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the designation as qualified dividend income.  Certain holding period requirements applicable to both the Fund and its shareholders also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  If the Fund designates distributions paid by each Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Interest and dividends received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by a Fund.  Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  Each Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, a Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, each Fund will be treated as a separate entity for federal income tax purposes.

In certain cases, based upon the number of shareholders of a Fund, a Fund could be considered to be a personal holding company (a “PHC”) under the Code.  A company is considered a PHC if:  (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than five individuals.  A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”), currently at a rate of 15%.  UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax.  Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code.  The Funds intend to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606-6301, have been selected as the independent registered public accounting firm for the Funds.  Ernst & Young will audit and report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Funds.

FINANCIAL STATEMENTS

The following audited financial statements of the Funds are incorporated herein by reference to each Fund’s Annual Report to Shareholders as filed with the SEC on September 4, 2009:

Columbus Core Plus Fund

(a)

Schedule of Investments as of June 30, 2009.

(b)

Statement of Assets and Liabilities as of June 30, 2009.

(c)

Statement of Operations for the year ended June 30, 2009.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2009 and for the year ended June 30, 2008.

(e)

Financial Highlights for the Institutional Class shares of the Fund for the year ended June 30, 2009, the year ended June 30, 2008, the year ended June 30, 2007, the year ended June 30, 2006 and the year ended June 30, 2005.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 28, 2009.

Columbus Core Fund

(a)

 Schedule of Investments as of June 30, 2009.

(b)

Statement of Assets and Liabilities as of June 30, 2009.

(c)

Statement of Operations for the year ended June 30, 2009.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2009 and for the year ended June 30, 2008.

(e)

Financial Highlights for the year ended June 30, 2009, the year ended June 30, 2008, the year ended June 30, 2007, the year ended June 30, 2006 and the year ended June 30, 2005.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 28, 2009.

IronBridge Small Cap Fund

(a)

Schedule of Investments as of June 30, 2009.

(b)

Statement of Assets and Liabilities as of June 30, 2009.

(c)

Statement of Operations for the year ended June 30, 2009.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2009 and the year ended June 30, 2008.

(e)

Financial Highlights for the year ended June 30, 2009, the year ended June 30, 2008, the year ended June 30, 2007, the year ended June 30, 2006 and the year ended June 30, 2005.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 28, 2009.

IronBridge SMID Fund

(a)

Schedule of Investments as of June 30, 2009.

(b)

Statement of Assets and Liabilities as of June 30, 2009.

(c)

Statement of Operations for the year ended June 30, 2009.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2009 and the year ended June 30, 2008.

(e)

Financial Highlights for the Institutional Class shares of the Fund for the year ended June 30, 2009, the year ended June 30, 2008, the year ended June 30, 2007, the year ended June 30, 2006 and the period ended June 30, 2005.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 28, 2009.

Mastholm International Equity Fund (formerly, the Frontegra New Star International Equity Fund)

(a)

Schedule of Investments as of June 30, 2009.

(b)

Statement of Assets and Liabilities as of June 30, 2009.

(c)

Statement of Operations for the year ended June 30, 2009.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2009 and the year ended June 30, 2008.

(e)

Financial Highlights for the year ended June 30, 2009, the year ended June 30, 2008, the year ended June 30, 2007, the year ended June 30, 2006 and the year ended June 30, 2005.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 28, 2009.

Netols Small Cap Value Fund

(a)

Schedule of Investments as of June 30, 2009.

(b)

Statement of Assets and Liabilities as of June 30, 2009.

(c)

Statement of Operations for the period ended June 30, 2009.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2009 and the period ended June 30, 2008.

(e)

Financial Highlights for Institutional Class shares of the Fund for the year ended June 30, 2009, the year ended June 30, 2008, the year ended June 30, 2007 and the period ended June 30, 2006.

(f)

Financial Highlights for Class Y shares of the Fund for the year ended June 30, 2009 and the period ended June 30, 2008.

(g)

Notes to Financial Statements.

(h)

Report of Independent Registered Public Accounting Firm dated August 28, 2009.

Audited financial statements are not provided for the Sky International Value and Timpani Small Cap Growth Funds because these Funds had not commenced operations as of the date of this SAI.

APPENDIX A

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

App. A-1

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor's Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

The ratings and other credit related opinions of Standard & Poor's and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.  Standard & Poor's assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision.  Standard &Poor's opinions and analyses do not address the suitability of any security. Standard & Poor's Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor's has obtained information from sources it believes to be reliable, Standard & Poor's does not perform an audit and undertakes no duty of due diligence or

App. A-2

independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation.  The 'i' subscript indicates that the rating addresses the interest portion of the obligation only.  The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal.  For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The 'p' subscript indicates that the rating addresses the principal portion of the obligation only.  The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest.  For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript.  Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

App. A-3

—

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.  Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation.  Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

—

Preliminary ratings are assigned to Rule 415 Shelf Registrations.  As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.  The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.  Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis.  An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

App. A-4

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

App. A-5

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.

Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term  Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

App. A-6

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

App. A-7

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below 'AAA', and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a 'AAA' Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as 'AAA(arg)' for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency's National Short-Term Rating definitions for 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency's web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

App. A-8

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

App. A-9

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

App. A-10

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default.  The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The 'D' rating  also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

App. A-11

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

App. A-12

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A(xxx)
'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
'CC' National Ratings denote that default of some kind appears probable.

C(xxx)
'C' National Ratings denote that default is imminent.

D(xxx)
'D' National Ratings denote an issuer or instrument that is currently in default.

App. A-13

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

App. A-14

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings  beginning on page A-3.

 Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

App. A-15

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

App. A-16

PART C

OTHER INFORMATION

Item 23.

Exhibits

See “Exhibit Index.”

Item 24.

Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 25.

Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.”

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 26.

Business and Other Connections of Investment Adviser

Frontegra Asset Management, Inc. ( “Frontegra”) serves as the investment adviser with respect to the Registrant’s Frontegra Columbus Core Plus, Frontegra Columbus Core, Frontegra IronBridge Small Cap, Frontegra IronBridge SMID, Mastholm International Equity and Sky International Value Funds. Frontegra is a registered investment adviser. The business and other connections of Frontegra, as well as the names and titles of the executive officers and directors of Frontegra, are further described in Frontegra’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Reams Asset Management Company, LLC (“Reams”) serves as a sub-adviser with respect to the Registrant’s Columbus Core Plus and Columbus Core Funds.  Reams is a registered investment adviser. The business and other connections of Reams, as well as the names and titles of the executive officers and directors of Reams, are further described in Reams’ Form ADV as filed with the SEC.

IronBridge Capital Management, L.P. (“IronBridge”) serves as a sub-adviser with respect to the Registrant’s IronBridge Small Cap and IronBridge SMID Funds.  IronBridge also serves as investment adviser to the Registrant’s Frontegra IronBridge Global Focus Fund.  IronBridge is a registered investment adviser.  The business and other connections of IronBridge, as well as the names and titles of the executive officers and directors of IronBridge, are further described in IronBridge’s Form ADV as filed with the SEC.

Mastholm Asset Management, LLC (“Mastholm”) serves as a sub-adviser with respect to the Registrant’s Mastholm International Equity Fund.  Mastholm is a registered investment adviser.  The business and other connections of Mastholm, as well as the names and titles of the executive officers and directors of Mastholm, are further described in Mastholm’s Form ADV as filed with the SEC.

Netols Capital Management, Inc. (“Netols”) serves as a sub-adviser with respect to the Registrant’s Netols Small Cap Value Fund.  Netols is a registered investment adviser.  The business and other connections of Netols, as well as the names and titles of the executive officers and directors of Netols, are further described in Netols’ Form ADV as filed with the SEC.

Sky Investment Counsel Inc. (“Sky”) serves as a sub-adviser with respect to the Registrant’s Sky International Value Fund.  Sky is a registered investment adviser.  The business and other connections of Sky, as well as the names and titles of the executive officers and directors of Sky, are further described in Sky’s Form ADV as filed with the SEC.

Timpani Capital Management LLC (“Timpani”) serves as the investment adviser with respect to the Registrant’s Timpani Small Cap Growth Fund.  Timpani is a registered investment adviser. The business and other connections of Timpani, as well as the names and titles of the executive officers and directors of Timpani, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

To the best of Registrant’s knowledge, none of the directors or executive officers of Frontegra, Timpani or any of the subadvisers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” and “Investment Advisers and Subadvisers” sections of the Registrant’s Statement of Additional Information, which are incorporated herein by reference.

Item 27.

Principal Underwriters

(a)

None

(b)

Set forth below is certain information pertaining to the directors and officers of Frontegra Strategies, LLC, the Registrant’s principal underwriter:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	President and General Securities Principal	President, Secretary and Director
Elyce D. Dilworth 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal and Chief Compliance Officer	Chief Compliance Officer, Assistant Secretary, Treasurer, Anti-Money Laundering Compliance Officer

(c)

None

Item 28.

Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section, are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Investment Adviser to Frontegra Columbus
Core Plus, Frontegra Columbus Core, Frontegra
IronBridge Small Cap, Frontegra IronBridge SMID,
Frontegra Mastholm International Equity, Frontegra
Netols Small Cap Value and Frontegra Sky International
Value Funds

Frontegra Asset Management, Inc. 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Registrant’s Subadviser to Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund	Reams Asset Management Company, LLC 227 Washington Street Columbus, Indiana 47202-0727
Registrant’s Subadviser to Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund	IronBridge Capital Management, L.P. 1 Parkview Plaza, Suite 600 Oakbrook Terrace, Illinois 60181
Registrant’s Subadviser to Frontegra Mastholm International Equity Fund	Mastholm Asset Management, LLC 601 Union Street, Suite 3720 Seattle, Washington 98101
Registrant’s Subadviser to Frontegra Netols Small Cap Value Fund	Netols Asset Management, Inc. 1045 W. Glen Oaks Lane, Suite 202 Mequon, Wisconsin 53092
Registrant’s Subadviser to Frontegra Sky International Value Fund	Sky Investment Counsel Inc. One Financial Place 1 Adelaide Street East, Suite 2310 Toronto, Ontario M5C 2V9 Canada
Registrant’s Investment Adviser to Frontegra Timpani Small Cap Growth Fund	Timpani Capital Management LLC Two Park Plaza 10850 West Park Place, Suite 1020 Milwaukee, Wisconsin 53224
Registrant’s Custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Transfer Agent, Administrator and Fund Accountant	U.S. Bancorp Fund Services LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Item 29.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 27th day of October, 2009.

FRONTEGRA FUNDS, INC. (Registrant)

By:

/s/ William D. Forsyth III

William D. Forsyth III

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ William D. Forsyth III William D. Forsyth III	President, Secretary and a Director (principal executive officer and principal financial officer)	October 27, 2009

/s/ Elyce D. Dilworth Elyce D. Dilworth	Chief Compliance Officer, Treasurer, Assistant Secretary and Anti-Money Laundering Compliance Officer (principal accounting officer)	October 27, 2009

David L. Heald	Director*
James M. Snyder	Director*

*By: /s/William D. Forsyth III William D. Forsyth III President Attorney-in-fact pursuant to Power of Attorney filed on May 24, 2007, Post-Effective Amendment No. 29.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.1)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A
(a.2)	Articles Supplementary to the Registrant’s Articles of Incorporation dated January 31, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(a.3)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 19, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(a.4)	Articles Supplementary to the Registrant’s Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.5)	Articles of Amendment dated October 28, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.6)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(a.7)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(a.8)	Articles Supplementary to the Registrant’s Articles of Incorporation dated November 20, 2006	Filed May 16, 2007, Form N-14
(a.9)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated June 23, 2004	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.10)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated November 27, 2006	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.11)	Articles of Amendment dated July 31, 2007	Filed August 13, 2007, Post-Effective Amendment No. 1 to Form N-14
(a.12)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.13)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007.	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.14)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(a.15)	Articles Supplementary to the Registrant’s Articles of Incorporation dated July 16, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(a.16)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 11, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44
(a.17)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 16, 2009	Filed September 17, 2009, Post-Effective Amendment No. 53
(a.18)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 30, 2009		X
(a.19)	Articles of Amendment dated October 9, 2009		X
(b)	Registrant’s By Laws	Filed July 1, 1996, Form N-1A

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(b.1)	Amendment to Registrant’s By Laws	Filed October 31, 2008, Post-Effective Amendment No. 44
(c)	None
(d.1)	Form of Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.2)	Form of Subadvisory Agreement between Frontegra and Reams	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.3)	Form of Subadvisory Agreement between Frontegra and IronBridge Capital Management, L.P.	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.4)	Interim Subadvisory Agreement between Frontegra and Mastholm		X
(d.5)	Form of Subadvisory Agreement between Frontegra and Netols	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.6)	Form of Subadvisory Agreement between Frontegra and Sky	Filed October 31, 2008, Post-Effective Amendment No. 44
(d.7)	Amended and Restated Expense Cap/Reimbursement Agreement dated November 1, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44
(d.8)	Form of Investment Advisory Agreement with Timpani Capital Management LLC	Filed July 18, 2008, Post-Effective Amendment No. 42
(d.9)	Form of Expense Cap/Reimbursement Agreement regarding Frontegra Timpani Small Cap Growth Fund	Filed July 18, 2008, Post-Effective Amendment No. 42
(d.10)	Investment Advisory Agreement with IronBridge Capital Management, L.P.	Filed September 17, 2009, Post-Effective Amendment No. 53
(d.11)	Expense Cap/Reimbursement Agreement regarding Frontegra IronBridge Global Focus Fund	Filed September 17, 2009, Post-Effective Amendment No. 53
(d.12)	Subadvisory Agreement between IronBridge Capital Management, L.P. and IronBridge International Ltd.	Filed September 17, 2009, Post-Effective Amendment No. 53
(e)	Distribution Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44
(f)	None
(g.1)	Form of Custody Agreement	Filed October 22, 2003, Post-Effective Amendment No. 18
(g.2)	Amendment to Fund Custody Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(g.3)	Amended Exhibit C to Fund Custody Agreement	Filed September 17, 2009, Post-Effective Amendment No. 53
(h.1)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.2)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.3)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(h.4)	Amendment to Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.5)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.6)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.7)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.8)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.9)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.10)	Amendment to Transfer Agent Servicing Agreement dated May 20, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(h.11)	Amendment to Transfer Agent Servicing Agreement dated July 24, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(h.12)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2002	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.13)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.14)	Amendment to Fund Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.15)	Amended Exhibit A to Fund Accounting Servicing Agreement	Filed September 17, 2009, Post-Effective Amendment No. 53
(h.16)	Amended Exhibit A to Fund Administration Servicing Agreement	Filed September 17, 2009, Post-Effective Amendment No. 53
(h.17)	Amended Exhibit A to Transfer Agent Servicing Agreement	Filed September 17, 2009, Post-Effective Amendment No. 53
(h.18)	Subadministration Agreement	Filed September 17, 2009, Post-Effective Amendment No. 53
(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 9, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1
(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 23, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(i.5)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 23, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(i.6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 25, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(i.7)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 31, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(i.8)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 4, 2007	Filed September 4, 2007, Post-Effective Amendment No. 35

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(i.9)	Opinion and Consent of Godfrey & Kahn, S.C. dated July 18, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(i.10)	Consent of Godfrey & Kahn, S.C. dated October 31, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44
(i.11)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 17, 2009	Filed September 17, 2009, Post-Effective Amendment No. 53
(j)	Consent of Ernst & Young LLP		X
(k)	None
(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1
(m.1)	Rule 12b-1 Plan	Filed October 31, 2008, Post-Effective Amendment No. 44
(m.2)	Form of Rule 12b-1 Dealer Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44
(n)	Multiple Class Plan	Filed October 31, 2008, Post-Effective Amendment No. 44
(o)	Reserved
(p.1)	Code of Ethics for Access Persons of Frontegra Funds, Inc., Frontegra Asset Management, Inc., Frontegra Strategies, LLC and Timpani Capital Management LLC	Filed July 18, 2008, Post-Effective Amendment No. 42
(p.2)	Amended and Restated Code of Ethics for Access Persons of Reams Asset Management Company, LLC	Filed October 27, 2006, Post-Effective Amendment No. 25
(p.3)	Code of Ethics and Personal Trading Policy of IronBridge Capital Management, LP (including IronBridge International Ltd.)		X
(p.4)	Code of Ethics of Mastholm Asset Management, LLC		X
(p.5)	Netols Asset Management, Inc. Code of Ethics and Personal Trading Policy	Filed October 27, 2006, Post-Effective Amendment No. 25
(p.6)	Sky Investment Counsel Inc. Code of Ethics	Filed August 31, 2007, Post Effective Amendment No. 34